This PASS THROUGH TRUST AGREEMENT, dated as of December 16, 1996, among AMTRAN, INC., an Indiana corporation (the "Guarantor"), AMERICAN TRANS AIR, INC., an Indiana corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Trustee, is made with respect to the formation of the American Trans Air 1996-1B Pass Through Trust, and the issuance of 7.64% American Trans Air 1996-1B Pass Through Certificates representing fractional undivided interests in the Trust.

     WITNESSETH:

     WHEREAS, the Company, each Owner Trustee and the corresponding Owner Participant (as such terms and certain other capitalized terms used herein are defined below) are concurrently herewith entering into a separate leveraged lease transaction in connection with the sale and leaseback of one Boeing 757-23N aircraft (one such aircraft bearing manufacturer's Serial No. 27973 and U.S. Registration Mark N517AT and one such aircraft bearing manufacturer's Serial No. 27974 and U.S. Registration Mark N518AT) (collectively, the "Aircraft");

     WHEREAS, each Owner Trustee, acting on behalf of the corresponding Owner Participant, will issue pursuant to an Indenture, on a non-recourse basis, three series of Equipment Notes, among other things, to provide the debt portion of the purchase price of the related aircraft;

     WHEREAS, the Trustee, upon execution and delivery of this Agreement, hereby declares the creation of this Trust (the "1996-1B Trust") for the benefit of the Certificateholders, and the initial Certificateholders, as the grantors of the 1996-1B Trust, by their respective acceptances of the Certificates, join in the creation of this 1996-1B Trust with the Trustee;

     WHEREAS, all Certificates to be issued by the Trust will evidence fractional undivided interests in the Trust and will convey no rights, benefits or interests in respect of any property other than the Trust Property;

     WHEREAS, all of the conditions and requirements necessary to make this Agreement, when duly executed and delivered, a valid, binding and legal instrument, enforceable in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Agreement in the form and with the terms hereof have been in all respects duly authorized; and

     WHEREAS, to facilitate the sale of Equipment Notes to, and the purchase of Equipment Notes by, the Trustee on behalf of the 1996-1B Trust, (i) the Company as the "issuer", as such term is defined in and solely for purposes of the Securities Act of 1933, as amended, of the Certificates to be issued pursuant hereto, and as the "obligor", as such term is defined in and solely for purposes of the Trust Indenture Act of 1939, as amended, and (ii) the Guarantor have each duly authorized the execution and delivery of this Agreement with respect to all such Certificates and are undertaking to perform certain administrative and ministerial duties hereunder and are also undertaking to pay the fees and expenses of the Trustee;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                      ARTICLE I ARTICLE I ARTICLE I ARTICLE
I

                                   DEFINITIONS

     Section   1.01.    DefinitionsSection   1.01.    DefinitionsSection   1.01.
DefinitionsSection 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms used herein that are defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference herein, have the meanings assigned to them therein;

     (3) all references in this Agreement to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Agreement;

     (4) the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

     (5) unless the context otherwise requires, whenever the words "including", "include" or "includes" are used herein, it shall be deemed to be followed by the phrase "without limitation".

     Act:  With respect to any  Certificateholder  has the meaning  specified in
Section 1.04.

     Affiliate: With respect to any specified Person, means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agent Members: Has the meaning specified in Section 3.05(a).

     Aircraft: Has the meaning specified in the first recital to this Agreement.

     Authorized Agent: Means any Paying Agent or Registrar for the Certificates.

     Avoidable Tax: Has the meaning specified in Section 7.08(e) hereof.

     Book-Entry  Certificates:  With  respect  to  the  Certificates,   means  a
beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries as described in Section 3.04.

     Business Day: Means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in Indianapolis, Indiana; New York, New York; or Phoenix, Arizona; and, so long as any such Certificate is outstanding, a city and state in which the Trustee or any related Loan Trustee maintains its Corporate Trust Office or receives and disburses funds.

     Cedel: Means Cedel Bank societe anonyme.

     Certificate: Means any one of the certificates executed and authenticated by the Trustee, substantially in the form of Exhibit A hereto.

     Certificate Account: Means the account or accounts created and maintained pursuant to Section 4.01(a).

     Certificateholder or Holder: Means the Person in whose name a Certificate is registered in the Register.

     Clearing Agency: Means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

     Clearing Agency Participant: Means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects, directly or indirectly, book-entry transfers and pledges of securities deposited with the Clearing Agency.

     Company: Means American Trans Air, Inc., an Indiana corporation, or its successor in interest pursuant to Section 5.02.

     Controlling Party: Means the Person entitled to act as such pursuant to the terms of the Intercreditor Agreement.

     Corporate Trust Office: With respect to the Trustee or any Loan Trustee, means the office of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

     Cut-off Date: Means March 27, 1997.

     Depositary: Means The Depository Trust Company, its nominees and their respective successors.

     Direction: Has the meaning specified in Section 1.04(c).

     Distribution Date: Means each Regular Distribution Date and each Special Distribution Date.

     Equipment Note: Means the "secured certificates" as defined in the Indentures.

     ERISA: Means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor federal statute.

     Escrow Account: Has the meaning specified in Section 2.02(b).

     Escrowed Funds: Has the meaning specified in Section 2.02(b).

     Euroclear: Means the Euroclear System.

     Event of Default: Means the occurrence of an Indenture Default under any Indenture pursuant to which Equipment Notes held by the Trust were issued.

     Fractional Undivided Interest: Means the fractional undivided interest in the Trust that is evidenced by a Certificate.

     Global Certificates: Has the meaning assigned to such term in Section 3.01.

     Guarantor: Means Amtran, Inc., an Indiana corporation, or its successor in interest.

     Indenture: Means each of the two separate trust indenture and security agreements described in Schedule 1 to this Agreement, as each such agreement may be amended or supplemented in accordance with its respective terms; and Indentures means all of such agreements.

     Indenture Default: With respect to any Indenture, means any Event of Default (as such term is defined in such Indenture).

     Initial Purchasers: Means Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

     Initial Regular Distribution Date: Means the first Regular Distribution Date on which a Scheduled Payment is to be made.

     Institutional Accredited Investor: Means an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act.

     Intercreditor Agreement: Means the Intercreditor Agreement dated December 27, 1996 among the Trustee, the Other Trustees, the Liquidity Provider, the liquidity providers, if any, relating to the Certificates issued under (and as defined in) the Other Pass Through Trust Agreements, and Wilmington Trust Company, as Subordination Agent thereunder, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

     Issuance Date: Means the date of the issuance of the Certificates.

     Lease: Means any lease between an Owner Trustee, as the lessor, and the Company, as the lessee, referred to in the related Indenture, as each such lease may be amended or supplemented in accordance with its respective terms; and Leases means all such leases.

     Letter of Representations: Means the agreement dated the Issuance Date among the Company, the Trustee and the initial Clearing Agency.

     Liquidity Facility: Means the Irrevocable Revolving Credit Agreement Class B Certificates dated December 27, 1996 relating to the Certificates between the Liquidity Provider and the Subordination Agent, as amended, replaced, supplemented or otherwise modified from time to time in accordance with its terms and the terms of the Intercreditor Agreement.

     Liquidity Provider: Means, initially, Kredietbank N.V., New York Branch, and any replacement or successor therefor appointed in accordance with the Liquidity Facility and the Intercreditor Agreement.

     Loan Trustee: With respect to any Equipment Note or the Indenture applicable thereto, means the bank or trust company designated as loan or indenture trustee under such Indenture; and any successor to such Loan Trustee as such trustee; and Loan Trustees means all of the Loan Trustees under the Indentures.

     Non-U.S. Person: Means a Person that is not a U.S. Person as defined in Regulation S.

     Note Documents: With respect to any Equipment Note, means the related Indenture, Lease and Participation Agreement.

     Officer's Certificate: Means a certificate signed (a) in the case of the Guarantor or the Company, by (i) the President or any Executive Vice President or Senior Vice President of the Guarantor or the Company, respectively, signing alone or (ii) any Vice President of the Guarantor or the Company signing together with the Secretary, the Assistant Secretary, the Treasurer or any Assistant Treasurer of the Guarantor or the Company, respectively, or (b) in the case of the Trustee or an Owner Trustee or a Loan Trustee, a Responsible Officer of the Trustee or such Owner Trustee or such Loan Trustee, as the case may be.

     Offshore Certificates Exchange Date: Has the meaning specified in Section 3.01.

     Offshore  Global  Certificates:  Has the  meaning  assigned to such term in
Section 3.01.

     Offshore  Physical  Certificates:  Has the meaning assigned to such term in
Section 3.01.

     Opinion of Counsel: Means a written opinion of legal counsel who (a) in the case of counsel for the Guarantor or the Company, may be (i) a senior attorney in rank of the officers of the Guarantor or the Company a principal duty of which is furnishing advice as to legal matters or (ii) such other counsel designated by the Guarantor or the Company and reasonably acceptable to the Trustee and (b) in the case of any Owner Trustee or any Loan Trustee, may be such counsel as may be designated by any of them whether or not such counsel is an employee of any of them, and who shall be reasonably acceptable to the Trustee.

     Other Pass Through Trust Agreement: Means (i) the American Trans Air 1996-1A Pass Through Trust Agreement relating to the American Trans Air 1996-1A Pass Through Trust and (ii) the American Trans Air 1996-1C Pass Through Trust Agreement relating to the American Trans Air 1996-1C Pass Through Trust, each dated the date hereof; and Other Pass Through Trust Agreements means both such agreements.

     Other Trustee: Means the trustee under each of the Other Pass Through Trust Agreements, and any successor or other trustee appointed as provided therein and Other Pass Through Trustees means both such trustees.

     Outstanding: With respect to Certificates, means, as of the date of determination, all Certificates theretofore authenticated and delivered under this Agreement, except:

     (i) Certificates theretofore canceled by the Registrar or delivered to the Trustee or the Registrar for cancellation;

     (ii) All of the Certificates if money in the full amount required to make the final distribution with respect thereto pursuant to Section 11.01 hereof has been theretofore deposited with the Trustee in trust for the Holders of such Certificates as provided in Section 4.01 pending distribution of such money to such Certificateholders pursuant to such final distribution payment; and

     (iii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement.

     Owner Participant: With respect to any Equipment Note, means the "Owner Participant" as referred to in the Indenture pursuant to which such Equipment
Note is issued and any permitted successor or assign of such Owner Participant; and Owner Participants at any time of determination means all of the Owner Participants thus referred to in the Indentures.

     Owner Trustee: With respect to any Equipment Note, means the "Owner Trustee", as referred to in the Indenture pursuant to which such Equipment Note is issued, not in its individual capacity but solely as trustee; and Owner Trustees means all of the Owner Trustees party to any of the respective Indentures.

     Participation Agreement: Means each of the Participation Agreements, dated as of December 16, 1996, listed on Schedule 2 hereto, providing for, among other things, the purchase of Equipment Notes by the Trustee on behalf of the Trust, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; and Participation Agreements means all such agreements.

     Paying Agent: Means the paying agent maintained and appointed for the Certificates pursuant to Section 7.11.

     Permanent  Offshore  Global  Certificates:  Has the  meaning  specified  in
Section 3.01.

     Permanent  Offshore  Physical  Certificates:  Has the meaning  specified in
Section 3.01.

     Permitted Investments: Means obligations of the United States of America or agencies or instrumentalities thereof for the payment of which the full faith and credit of the United States of America is pledged, maturing in not more than 60 days or such lesser time as is necessary for payment of any Special Payments on a Special Distribution Date.

     Person:   Means  any  person,   including  any   individual,   corporation,
partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     Physical Certificates: Has the meaning specified in Section 3.01.

     Pool Balance: Means, as of any date, (i) the original aggregate face amount of the Certificates less (ii) the aggregate amount of all payments made in respect of such Certificates other than payments made in respect of interest or premium thereon or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Equipment Notes or other Trust Property held in the Trust and the distribution thereof to be made on such Distribution Date.

     Pool Factor: Means, as of any date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance as at such date by (ii) the original aggregate face amount of the Certificates. The Pool Factor as of any Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Equipment Notes or other Trust Property and the distribution thereof to be made on such Distribution Date.

     Postponed Notes: Means the Equipment Notes to be held in such Trust as to which a Postponement Notice shall have been delivered pursuant to Section 2.02(b).

     Postponement Notice: Means an Officer's Certificate of the Company (1) requesting that the Trustee temporarily postpone purchase pursuant to a Note Purchase Agreement of certain of the Equipment Notes to a date later than the Issuance Date, (2) identifying the amount of the purchase price of each such Equipment Note and the aggregate purchase price for all such Equipment Notes,
(3) setting forth the reasons for such postponement and (4) with respect to each such Equipment Note, either (a) setting or resetting a new Transfer Date (which shall be on or prior to the applicable Cut-off Date) for payment by the Trustee of such purchase price and issuance of the related Equipment Note, or (b) indicating that such new Transfer Date (which shall be on or prior to the applicable Cut-off Date) will be set by subsequent written notice not less than one Business Day prior to such new Transfer Date.

     Private Placement Legend: Has the meaning specified in Section 3.02.

     PTC Event of Default: Means any failure to pay within 10 Business Days of the due date thereof: (i) the outstanding Pool Balance on September 26, 2011 or
(ii) interest due on the Certificates on any Distribution Date (unless the Subordination Agent shall have made an Interest Drawing (as defined in the Intercreditor Agreement) with respect thereto in an amount sufficient to pay such interest and shall have distributed such amount to the Certificateholders).

     QIB: Means a qualified institutional buyer as defined in Rule 144A.

     Record Date: Means (i) for Scheduled Payments to be distributed on any Regular Distribution Date, other than the final distribution, the 15th day (whether or not a Business Day) preceding such Regular Distribution Date, and
(ii) for Special Payments to be distributed on any Special Distribution Date, other than the final distribution, the 15th day (whether or not a Business Day) preceding such Special Distribution Date.

     Register and Registrar: Mean the register maintained and the registrar appointed pursuant to Sections 3.04 and 7.11.

     Regular Distribution Date: With respect to distributions of Scheduled Payments in respect of the Certificates, means each date designated as such in this Agreement, until payment of all the Scheduled Payments to be made under the Equipment Notes held in the Trust has been made; provided, however, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest.

     Request: Means a request by the Company setting forth the subject matter of the request accompanied by an Officer's Certificate and an Opinion of Counsel as provided in Section 1.02 of this Agreement.

     Responsible Officer: With respect to the Trustee, any Loan Trustee and any Owner Trustee, means any officer in the Corporate Trust Division of the Trustee, Loan Trustee or Owner Trustee or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

     Rule 144A: Means Rule 144A under the Securities Act and any successor regulation thereto.

     Scheduled Payment: With respect to any Equipment Note, means any payment of principal and interest on such Equipment Note or any payment of interest on the Certificates with funds drawn under the Liquidity Facility (other than any such payment which is not in fact received by the Trustee or any Subordination Agent within five days of the date on which such payment is scheduled to be made) due from the obligor thereon which payment represents the installment of principal at the stated maturity of such instrument of principal on such Equipment Note, the payment of regularly scheduled interest accrued on the unpaid principal amount of such Equipment Note, or both; provided that any payment of principal, premium, if any, or interest resulting from the redemption or purchase of any Equipment Note shall not constitute a Scheduled Payment.

     SEC: Means the Securities and Exchange Commission as from time to time constituted or created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     Securities Act: Means the United States Securities Act of 1933, as amended from time to time, or any successor thereto.

                  Special Distribution Date: Means each date on which a Special Payment is to be distributed as specified in this Agreement; provided, however, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest.

     Special Payment: Means (i) any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Equipment Note or Trust Indenture Estate (as defined in each Indenture) or (ii) the amounts required to be distributed pursuant to the last paragraph of Section 2.02(b) or (iii) the amounts required to be distributed pursuant to the penultimate paragraph of Section 2.02(b).

     Special Payments Account: Means the account or accounts created and maintained pursuant to Section 4.01(b).

     Specified Investments: Means (i) obligations of, or guaranteed by, the United States Government or agencies thereof, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated at least P-2 or its equivalent by Moody's Investors Service, Inc. or at least A-2 or its equivalent by Standard & Poor's Rating Group, (iii) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $500,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's Investors Service, Inc. or Standard & Poor's Rating Group; provided, however, that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not exceed 5% of such bank's capital and surplus, (iv) U.S. dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in (iii) or any subsidiary thereof and (v) repurchase agreements with any financial institution having combined capital and surplus of at least $500,000,000 with any of the obligations described in clauses (i) through (iv) as collateral; provided further that if all of the above investments are unavailable, the entire amounts to be invested may be used to purchase Federal Funds from an entity described in clause (iii) above; and provided further that no investment shall be eligible as a "Specified Investment" unless the final maturity or date of return of such investment is on or before the Special Distribution Date next following the Cut-off Date, if any, for the Trust by more than 20 days.

     Subordination Agent: Shall have the meaning specified therefor in the Intercreditor Agreement.

     Temporary  Offshore  Global  Certificates:  Has the  meaning  specified  in
Section 3.01.

     Transfer Date: Has the meaning assigned to that term or the term "Delivery Date" in a Participation Agreement.

     Triggering Event: Shall have the meaning specified therefor in the Intercreditor Agreement.

     Trust: Means the trust created by this Agreement, the estate of which consists of Trust Property.

     Trust Indenture Act: Except as otherwise provided in Section 9.06, means the Trust Indenture Act of 1939 as in force at the date as of which this Agreement was executed.

     Trust Property: Means (i) the Equipment Notes held as the property of the Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) the rights of the Trust under any Intercreditor Agreement, including all monies receivable in respect of such rights, (iii) all monies receivable under the Liquidity Facility and (iv) funds from time to time deposited in the Escrow Account, the Certificate Account and the Special Payments Account and any proceeds from the sale by the Trustee pursuant to
Article VI hereof of any such Equipment Note.

     Trustee: Means Wilmington Trust Company, or its successor in interest, and any successor trustee appointed as provided herein.

     U.S. Global Certificate: Has the meaning specified in Section 3.01.

     U.S. Physical Certificates: Has the meaning specified in Section 3.01.

     Section 1.02. Compliance Certificates and OpinionsSection 1.02. Compliance Certificates and OpinionsSection 1.02. Compliance Certificates and OpinionsSection 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company, any Owner Trustee or any Loan Trustee to the Trustee to take any action under any provision of this Agreement, the Company, such Owner Trustee or such Loan Trustee, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement other than a certificate provided pursuant to Section 8.04(d)) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Agreement relating thereto;

     (2) a brief  statement  as to the  nature and scope of the  examination  or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

     (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.03. Form of Documents Delivered to TrusteeSection 1.03. Form of Documents Delivered to TrusteeSection 1.03. Form of Documents Delivered to TrusteeSection 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

     Section   1.04.   Acts   of   CertificateholdersSection   1.04.   Acts   of
CertificateholdersSection 1.04. Acts of CertificateholdersSection 1.04. Acts of Certificateholders.

     (a) Any direction, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required pursuant to this Agreement, to the Company or any Loan Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Company and any Loan Trustee, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

     (c) In determining whether the Certificateholders of the requisite Fractional Undivided Interests of Certificates Outstanding have given any direction, consent or waiver (a "Direction"), under this Agreement, Certificates owned by the Company, the Guarantor, any Owner Trustee, any Owner Participant or any Affiliate of any such Person shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Certificates which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded as aforesaid, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded as aforesaid if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company, the Guarantor, any Owner Trustee, any Owner Participant or any Affiliate of any such Person.

     (d) The Company may, at its option by delivery of an Officer's Certificate to the Trustee, set a record date to determine the Certificateholders entitled to give any consent, request, demand, authorization, direction, notice, waiver or other Act. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in such Officer's Certificate which shall be a date not more than 30 days prior to the first solicitation of Certificateholders in connection therewith. If such a record date is fixed, such consent request, demand, authorization, direction, notice, waiver or other Act may be given before or after such record date, but only the Certificateholders of record at the close of business on such record date shall be deemed to be Certificateholders for the purposes of determining whether Certificateholders of the requisite proportion of Outstanding Certificates have authorized or agreed or consented to such consent, request, demand, authorization, direction, notice, waiver or other Act, and for that purpose the Outstanding Certificates shall be computed as of such record date; provided that no such consent, request, demand, authorization, direction, notice, waiver or other Act by the Certificateholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Agreement not later than one year after the record date.

     (e) Any direction, consent, waiver or other action by the Certificateholder of any Certificate shall bind the Certificateholder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Certificate.

                  (f) Except as otherwise provided in Section 1.04(c), Certificates owned by or pledged to any Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates.


                    ARTICLE II ARTICLE II ARTICLE II ARTICLE
II

                       ORIGINAL ISSUANCE OF CERTIFICATES;
                         ACQUISITION OF EQUIPMENT NOTES

     Section  2.01.   [Intentionally   omitted].Section   2.01.   [Intentionally
omitted].Section 2.01. [Intentionally omitted].Section 2.01. [Intentionally omitted].

     Section  2.02.   Issuance  of   Certificates;   Acquisition   of  Equipment
NotesSection   2.02.   Issuance  of   Certificates;   Acquisition  of  Equipment
NotesSection 2.02. Issuance of Certificates; Acquisition of Equipment NotesSection 2.02. Issuance of Certificates; Acquisition of Equipment Notes.

     (a) On or prior to the Issuance Date of the Certificates, the Trustee shall execute and deliver the Intercreditor Agreement and each of the Participation Agreements in the form delivered to the Trustee by the Company. Upon the oral or written request of the Company or the Company's counsel acting on behalf of the Company and the satisfaction of the closing conditions specified in each of the Participation Agreements, the Trustee shall, execute, deliver and authenticate Certificates equalling in the aggregate the aggregate principal amount of the Equipment Notes to be purchased by the Trustee pursuant to each of the
Participation Agreements on the Transfer Date, and evidencing the entire ownership interest in the Trust. The Trustee shall issue and sell such Certificates, in authorized denominations and in such Fractional Undivided Interests, so as to result in the receipt of consideration in an amount equal to the aggregate purchase price of such Equipment Notes and, concurrently therewith, the Trustee shall purchase, pursuant to the terms and conditions of the Participation Agreements, the Equipment Notes at a purchase price equal to the amount of such consideration so received. Except as provided in Sections 3.03, 3.04 and 3.05 hereof, the Trustee shall not execute, authenticate or deliver Certificates in excess of the aggregate amount specified in this paragraph. The provisions of this Subsection 2.02(a) are subject to the provisions of Subsection 2.02(b) below.

     (b) If on or prior to the Issuance Date the Company shall deliver to the Trustee a Postponement Notice relating to one or more Postponed Notes, the Trustee shall postpone the purchase of such Postponed Notes and shall deposit into an escrow account (the "Escrow Account") to be maintained as a part of the Trust an amount equal to the purchase price of such Postponed Notes (the "Escrowed Funds"). The Escrowed Funds so deposited shall be invested by the Trustee at the written direction of the Company in Specified Investments (i) maturing no later than any scheduled Transfer Date relating to the Postponed Notes or (ii) if no such Transfer Date has been scheduled, maturing on the next Business Day, or (iii) if the Company has given notice to the Trustee that any Postponed Notes will not be issued, with respect to the portion of the Escrowed Funds relating to such Postponed Notes, maturing on the next applicable Special Distribution Date, if such investments are reasonably available for purchase. The Trustee shall make withdrawals from the Escrow Account only as provided in this Agreement. Upon request of the Company on one or more occasions and the satisfaction of the closing conditions specified in the applicable Participation Agreements on or prior to the related Cut-off Date, the Trustee shall purchase the applicable Postponed Notes with the Escrowed Funds withdrawn from the Escrow Account. The purchase price shall equal the principal amount of such Postponed Notes.

     The Trustee shall hold all Specified Investments until the maturity thereof and will not sell or otherwise transfer Specified Investments. If Specified Investments held in an Escrow Account mature prior to any applicable Transfer Date, any proceeds received on the maturity of such Specified Investments (other than any earnings thereon) shall be reinvested by the Trustee at the written direction of the Company in Specified Investments maturing as provided in the preceding paragraph.

     Any earnings on Specified Investments received from time to time by the Trustee shall be promptly distributed to the Company. The Company shall pay to the Trustee for deposit to the Escrow Account an amount equal to any losses on such Specified Investments as incurred. On the Initial Regular Distribution Date, the Company will pay (in immediately available funds) to the Trustee an amount equal to the interest that would have accrued on any Postponed Notes, if any, purchased after the Issuance Date if such Postponed Notes had been purchased on the Issuance Date, from the Issuance Date to, but not including, the date of the purchase of such Postponed Notes by the Trustee.

     If the Company notifies the Trustee prior to the Cut-off Date that any Postponed Notes will not be issued on or prior to the Cut-off Date for any reason, on the next Special Distribution Date occurring more than 20 days following the date of such notice (i) the Company shall pay to the Trustee for deposit in the Special Payments Account, in immediately available funds, an amount equal to the interest that would have accrued on the Postponed Notes designated in such notice at a rate equal to the interest rate applicable to the Certificates from the Issuance Date to, but not including, such Special
Distribution Date and (ii) the Trustee shall transfer an amount equal to that amount of Escrowed Funds that would have been used to purchase the Postponed Notes designated in such notice and the amount paid by the Company pursuant to the immediately preceding clause (i) to the related Special Payments Account for distribution as a Special Payment in accordance with the provisions hereof. Wilmington Trust Company, in its individual capacity, in the absence of negligence or willful misconduct by any representative thereof, will have no liability with respect to Escrowed Funds.

     If, on the Cut-off Date, an amount equal to less than all of the Escrowed Funds (other than Escrowed Funds referred to in the immediately preceding paragraph) has been used to purchase Postponed Notes, on the next Special Distribution Date occurring more than 20 days following the Cut-off Date (i) the Company shall pay to the Trustee for deposit in the Special Payments Account, in immediately available funds, an amount equal to the interest that would have accrued on such Postponed Notes contemplated to be purchased with such unused Escrowed Funds (other than Escrowed Funds referred to in the immediately preceding paragraph) but not so purchased at a rate equal to the interest rate applicable to the Certificates from the Issuance Date to, but not including, such Special Distribution Date and (ii) the Trustee shall transfer such unused Escrowed Funds and the amount paid by the Company pursuant to the immediately preceding clause (i) to such Special Payments Account for distribution as a Special Payment in accordance with the provisions hereof.

     Section 2.03. Acceptance by TrusteeSection 2.03. Acceptance by TrusteeSection 2.03. Acceptance by TrusteeSection 2.03. Acceptance by Trustee. The Trustee, upon the execution and delivery of this Agreement, acknowledges its acceptance of all right, title, and interest in and to the Equipment Notes acquired pursuant to Section 2.02 hereof and the Participation Agreements and declares that the Trustee holds and will hold such right, title, and interest, together with all other property constituting the Trust Property, for the benefit of all then present and future Certificateholders, upon the trusts herein set forth. By its payment for and acceptance of each Certificate issued to it under this Agreement, each initial Certificateholder as grantor of the Trust thereby joins in the creation and declaration of the Trust.

     Section 2.04. Limitation of PowersSection 2.04. Limitation of PowersSection
2.04. Limitation of PowersSection 2.04. Limitation of Powers. The Trust is constituted solely for the purpose of making the investment in the Equipment Notes, and, except as set forth herein, the Trustee shall not be authorized or empowered to acquire any other investments or engage in any other activities and, in particular, the Trustee shall not be authorized or empowered to do anything that would cause such Trust to fail to qualify as a "grantor trust" for federal income tax purposes (including as subject to this restrictions acquiring the Aircraft (as defined in the respective related Indentures) by bidding such Equipment Notes or otherwise, or taking any action with respect to any such Aircraft once acquired).


                   ARTICLE III ARTICLE III ARTICLE III ARTICLE
III

                                THE CERTIFICATES

     Section 3.01. Title, Form, Denomination and Execution of CertificatesSection 3.01. Title, Form, Denomination and Execution of
CertificatesSection   3.01.   Title,   Form,   Denomination   and  Execution  of
CertificatesSection   3.01.   Title,   Form,   Denomination   and  Execution  of
Certificates.

     (a) The Certificates shall be known as the "7.64% 1996-1B Pass Through Certificates" of the Trust. Each Certificate will represent a fractional undivided interest in the Trust and shall be substantially in the form set forth as Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates. Any portion of the text of any Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Certificate.

     (b) The Certificates shall be issued only in fully registered form without coupons and only in denominations of $100,000 or integral multiples of $1,000 in excess thereof, except that one Certificate may be issued in a denomination of less than $100,000. Each Certificate shall be dated the date of its authentication. The aggregate Fractional Undivided Interest of Certificates shall not at any time exceed $41,258,000.

     (c) Certificates offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global Certificate in registered form, substantially in the form set forth as Exhibit A hereto (the "U.S. Global Certificate"), duly executed and authenticated by the Trustee as hereinafter provided. The U.S. Global Certificate will be registered in the name of a nominee for the Depositary and deposited with the Trustee, as custodian for the Depositary. The aggregate principal amount of the U.S. Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     (d) Certificates offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of a single temporary global Certificate in registered form, substantially in the form set forth as Exhibit A hereto (the "Temporary Offshore Global Certificate") duly executed and authenticated by the Trustee as hereinafter provided. The Temporary Offshore Global Certificate will be registered in the name of a nominee of the Depositary for credit to the account of the Agent Members acting as depositaries for Euroclear and Cedel and deposited with the Trustee as custodian for the Depositary. At any time following February 5, 1997 (the "Offshore Certificates Exchange Date"), upon receipt by the Trustee of a certificate substantially in the form of Exhibit B hereto, a single permanent global Certificate in registered form substantially in the form set forth in Exhibit A (the "Permanent Offshore Global Certificate"; and together with the Temporary Offshore Global Certificate, the "Offshore Global Certificates"), duly executed and authenticated by the Trustee as hereinafter provided, shall be registered in the name of a nominee for the Depositary and deposited with the Trustee, as custodian for the Depositary, and the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of any Temporary Offshore Global Certificate in an amount equal to the principal amount of the beneficial interest in such Temporary Offshore Global Certificate transferred. The U.S. Global Certificate and the Offshore Global Certificates are sometimes referred to as the "Global Certificates".

     (e) Certificates offered and sold to Institutional Accredited Investors shall be issued in the form of permanent certificated Certificates in registered form in substantially the form set forth as Exhibit A hereto (the "U.S. Physical Certificates"). Certificates issued pursuant to Section 3.05(b) in exchange for interests in any Offshore Global Certificate shall be in the form of permanent certificated Certificates in registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Certificates"). The Offshore Physical Certificates and U.S. Physical Certificates are sometimes collectively herein referred to as the "Physical Certificates".

     (f) The definitive Certificates shall be in registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

     Section 3.02. Restrictive  LegendsSection 3.02. Restrictive  LegendsSection
3.02. Restrictive LegendsSection 3.02. Restrictive Legends.

     (a) Subject to Section 3.06, each Global Certificate (other than the Permanent Offshore Global Certificate) and each U.S. Physical Certificate shall bear the following legend (the "Private Placement Legend") on the face thereof:

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION
HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY AMERICAN TRANS AIR, INC. ("ATA") OR AN AFFILIATE OF ATA, RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO ATA OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATES THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY ATA OR AN AFFILIATE OF ATA, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND ATA SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

     (b) Each Global Certificate shall also bear the following legend on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.05 AND 3.06 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.

     Section 3.03. Authentication of CertificatesSection 3.03. Authentication of
CertificatesSection    3.03.   Authentication   of   CertificatesSection   3.03.
Authentication of Certificates.

     (a) The Trustee shall duly execute, authenticate and deliver Certificates in authorized denominations equalling in the aggregate the aggregate principal amount of the Equipment Notes to be purchased by the Trustee pursuant to the Participation Agreements and evidencing the entire ownership of the Trust.

                  (b) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     Section   3.04.   Transfer   and   ExchangeSection   3.04.   Transfer   and
ExchangeSection 3.04. Transfer and ExchangeSection 3.04. Transfer and Exchange.

     (a) The Trustee shall cause to be kept at the office or agency to be maintained by it in accordance with the provisions of Section 7.11 of this Agreement a register (the "Register") for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Trustee shall initially be the registrar (the "Registrar") for the purpose of registering the Certificates and transfers and exchanges of the Certificates as herein provided. A Certificateholder may transfer a Certificate by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Agreement, including providing a written certificate or other evidence of compliance with any restrictions on transfer. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Certificateholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer by a Certificateholder as provided herein, the Trustee shall treat the person in whose name the Certificate is registered as the owner thereof for all purposes, and the Trustee shall not be affected by notice to the contrary. Furthermore, the Depositary shall, by acceptance of a Global Certificate, agree that transfers of beneficial interests in such Global Certificate may be effected only through a book-entry system maintained by the Depositary (or its agent), and that ownership of a beneficial interest in the Certificate shall be required to be reflected in a book entry. When Certificates are presented to the Registrar with a request to register the transfer or to exchange them for an equal face amount of Certificates of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Trustee shall execute and authenticate Certificates at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of the Certificates, but the Trustee may require payment by the transferor of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charges payable upon exchanges pursuant to Section 3.11 or 9.07).

     Section 3.05. Book-Entry Provisions for U.S. Global Certificate and Offshore Global CertificatesSection 3.05. Book-Entry Provisions for U.S. Global Certificate and Offshore Global CertificatesSection 3.05. Book-Entry Provisions for U.S. Global Certificate and Offshore Global CertificatesSection 3.05. Book-Entry Provisions for U.S. Global Certificate and Offshore Global Certificates.

     (a) Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to any Global Certificate held on their behalf by the Depositary, or the Trustee as its custodian, and the Depositary may be treated by the Trustee and any agent of the Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trustee or any agent of the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Certificate. Upon the issuance of any Global Certificate, the Registrar or its duly appointed agent shall record a nominee of the Depositary as the registered holder of such Global Certificate.

     (b) Transfers of any Global Certificate shall be limited to transfers of such Global Certificate in whole, but not in part, to nominees of the Depositary, its successor or such successor's nominees. Beneficial interests in the U.S. Global Certificate and any Offshore Global Certificate may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.06. Beneficial interests in the U.S. Global Certificate or an Offshore Global Certificate shall be delivered to all beneficial owners in the form of U.S. Physical Certificates or Offshore Physical Certificates, as the case may be, if (i) the Company notifies the Trustee in writing that the Depositary is unwilling or unable to discharge properly its responsibilities as Depositary for the U.S. Global Certificate or such Offshore Global Certificate, as the case may be, and the Company is unable to locate a qualified successor depositary within 90 days of such notice or (ii) after the occurrence of an Event of Default, beneficial owners of the U.S. Global Certificate or Offshore Global Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust, by Act of such Certificateholders delivered to the Company and the Trustee, advise the Company, the Trustee and the Depositary through its Clearing Agency Participants in writing that the continuation of a book-entry system through the Depositary is no longer in the best interests of the Certificateholders, then the Trustee shall notify all owners of beneficial interests in the U.S. Global Certificate or an Offshore Global Certificate, through the Depositary, of the occurrence of any such event and the availability of definitive Certificates.

     (c) Any beneficial interest in one of the Global Certificates that is transferred to a Person who takes delivery in the form of an interest in the other Global Certificate will, upon such transfer, cease to be an interest in such Global Certificate and become an interest in the other Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Certificate for as long as it remains such an interest.

     (d) [Intentionally omitted].

     (e) In connection with the transfer of the entire U.S. Global Certificate or an entire Offshore Global Certificate to the beneficial owners thereof pursuant to paragraph (b) of this Section 3.05, such U.S. Global Certificate or Offshore Global Certificate, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Trustee shall execute, authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such U.S. Global Certificate or Offshore Global Certificate, as the case may be, an equal aggregate principal amount of U.S. Physical Certificates or Offshore Physical Certificates, as the case may be, of authorized denominations.

                  (f) Any U.S. Physical Certificate delivered in exchange for an interest in the U.S. Global Certificate pursuant to paragraph (b) of this
Section 3.05 shall, except as otherwise provided by paragraph (f) of Section 3.06, bear the Private Placement Legend.

                  (g) Any Offshore Physical Certificate delivered in exchange for an interest in an Offshore Global Certificate pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph (f) of Section 3.06, bear the applicable legend regarding transfer restrictions set forth in
Section 3.02(a).

     (h) The registered holder of the U.S. Global Certificate or any Offshore Global Certificate may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Certificates.

     Section 3.06.  Special Transfer  ProvisionsSection  3.06.  Special Transfer
ProvisionsSection   3.06.  Special  Transfer   ProvisionsSection  3.06.  Special
Transfer Provisions. The following provisions shall apply to the Certificates:

     (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Certificate to any Institutional Accredited Investor which is not a QIB (excluding transfers to or by Non-U.S. Persons):

     (i) The Registrar shall register the transfer of any Certificate, whether or not such Certificate bears the Private Placement Legend, if (x) the requested transfer is at least three years after the later of the original issue date of the Certificates and the last date on which such Certificate was held by the Company or any affiliate thereof or (y) the proposed transferee has delivered to the Registrar a letter substantially in the form of Exhibit D hereto and the aggregate principal amount of the Certificates being transferred is at least $100,000.

     (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Certificate, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of the transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver to the transferor or at its direction, one or more U.S. Physical Certificates of like tenor and amount.

     (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Certificate to a QIB (excluding Non-U.S. Persons):

     (i) If the Certificate to be transferred consists of U.S. Physical Certificates or an interest in any Temporary Offshore Global Certificate, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that it is purchasing the Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust and/or the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

     (ii) Upon receipt by the Registrar of the  documents  referred to in clause
(i) above and instructions given in accordance with the Depositary's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of the U.S. Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificates or interests in the Temporary Offshore Global Certificate, as the case may be, being transferred, and the Trustee shall cancel such Physical Certificates or decrease the amount of such Temporary Offshore Global Certificate so transferred.

     (c) [Intentionally omitted].

     (d) Transfers of Interests in the Permanent Offshore Global Certificate or Offshore Physical Certificates. The Registrar shall register any transfer of interests in the Permanent Offshore Global Certificate or Offshore Physical Certificates without requiring any additional certification.

     (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any registration of any transfer of a Certificate to a Non-U.S. Person:

     (i) Prior to the Offshore Certificates Exchange Date, the Registrar shall register any proposed transfer of a Certificate to a Non-U.S. Person upon receipt of a certificate substantially in the form set forth as Exhibit C hereto from the proposed transferor.

     (ii) On and after the Offshore Certificates Exchange Date, the Registrar shall register any proposed transfer to any Non-U.S. Person if the Certificate to be transferred is a U.S. Physical Certificate or an interest in the U.S. Global Certificate, upon receipt of a certificate substantially in the form of Exhibit C from the proposed transferor. The Registrar shall promptly send a copy of such certificate to the Company.

     (iii) Upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and (B) upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificate or the U.S. Global Certificate, as the case may be, to be transferred, and the Trustee shall cancel the Physical Certificate, if any, so transferred or decrease the amount of such U.S. Global Certificate.

     (f) Private Placement Legend. Upon the transfer, exchange or replacement of Certificates not bearing the Private Placement Legend, the Registrar shall deliver Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Certificates bearing the Private Placement Legend, the Registrar shall deliver only Certificates that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph
(a)(i)(x) or (e)(ii) of this Section 3.06 exist or (ii) there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (g)  General.  By its  acceptance  of any  Certificate  bearing the Private
Placement Legend, each Holder of such a Certificate acknowledges the restrictions on transfer of such Certificate set forth in this Agreement and agrees that it will transfer such Certificate only as provided in this Agreement. The Registrar shall not register a transfer of any Certificate unless such transfer complies with the restrictions on transfer of such Certificate set forth in this Agreement. In connection with any transfer of Certificates, each Certificateholder agrees by its acceptance of the Certificates to furnish the Registrar or the Trustee such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine the sufficiency of any such certifications, legal opinions or other information.

     Until such time as no Certificates remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.05 or this Section 3.06. The Trustee, if not the Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     Section  3.07.  Mutilated,  Destroyed,  Lost or Stolen  CertificatesSection
3.07. Mutilated, Destroyed, Lost or Stolen CertificatesSection 3.07. Mutilated, Destroyed, Lost or Stolen CertificatesSection 3.07. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Registrar, or the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Registrar and the Trustee such security, indemnity or bond, as may be required by them to save each of them harmless, then, in the absence of notice to the Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate or Certificates, in authorized denominations and of like Fractional Undivided Interest. In connection with the issuance of any new Certificate under this Section 3.07, the Trustee shall require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.07 shall constitute conclusive evidence of the appropriate Fractional Undivided Interest in the related Trust, as if originally issued, whether or not the lost stolen or destroyed Certificate shall be found at any time.

     Section 3.08. Persons Deemed OwnersSection 3.08. Persons Deemed OwnersSection 3.08. Persons Deemed OwnersSection 3.08. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Registrar, and any Paying Agent of the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Trustee, the Registrar, nor any Paying Agent of the Trustee shall be affected by any notice to the contrary.

     Section 3.09. CancellationSection 3.09. CancellationSection 3.09. CancellationSection 3.09. Cancellation. All Certificates surrendered for payment or transfer or exchange shall, if surrendered to any Person party hereto other than the Registrar, be delivered to the Registrar for cancellation. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Registrar shall be destroyed and a certification of their destruction delivered to the Trustee.

     Section 3.10. Limitation of Liability for PaymentsSection 3.10. Limitation of Liability for PaymentsSection 3.10. Limitation of Liability for PaymentsSection 3.10. Limitation of Liability for Payments. All payments or distributions made to Certificateholders shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of Article IV of this Agreement. Each Certificateholder, by its acceptance of a Certificate, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in this Agreement.

     Section 3.11. Temporary CertificatesSection 3.11.Temporary CertificatesSection 3.11.Temporary CertificatesSection 3Temporary Certificates. Until definitive Certificates are ready for delivery, the Trustee shall authenticate temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have insertions, substitutions, omissions and other variations determined to be appropriate by the officers executing the temporary Certificates, as evidenced by their execution of such temporary Certificates. If temporary Certificates are issued, the Trustee will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee designated for such purpose pursuant to Section 7.11, without charge to the Certificateholder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor a like face amount of definitive Certificates of authorized denominations. Until so exchanged, the temporary Certificates shall be entitled to the same benefits under this Agreement as definitive Certificates.


                    ARTICLE IV ARTICLE IV ARTICLE IV ARTICLE
IV

                          DISTRIBUTIONS; STATEMENTS TO
                               CERTIFICATEHOLDERS

     Section 4.01. Certificate Account and Special Payments AccountSection 4.01.Certificate Account and Special Payments AccountSection 4.01. Certificate Account and Special Payments AccountSection 4.01. Certificate Account and Special Payments Account.

     (a) The Trustee shall establish and maintain on behalf of the Certificateholders a Certificate Account as one or more non-interest-bearing accounts. The Trustee shall hold the Certificate Account in trust for the benefit of the Certificateholders, and shall make or permit withdrawals therefrom only as provided in this Agreement. On each day when a Scheduled Payment is made to the Trustee, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Scheduled Payment into the Certificate Account.

     (b) The Trustee shall establish and maintain on behalf of the Certificateholders a Special Payments Account as one or more accounts, which shall be non-interest bearing except as provided in Section 4.04. The Trustee shall hold the Special Payments Account in trust for the benefit of the Certificateholders, and shall make or permit withdrawals therefrom only as provided in this Agreement. On each day when one or more Special Payments are made to the Trustee, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Special Payments into the Special Payments Account.

     (c) The Trustee shall present to the Loan Trustee to which an Equipment Note relates such Equipment Note on the date of its stated final maturity or, in the case of any Equipment Note which is to be redeemed in whole pursuant to the relevant Indenture, on the applicable redemption date under such Indenture.

     Section 4.02. Distributions from Certificate Account and Special Payments AccountSection 4.02. Distributions from Certificate Account and Special Payments AccountSection 4.02. Distributions from Certificate Account and Special Payments AccountSection 4.02. Distributions from Certificate Account and Special Payments Account.

     (a) On each Regular Distribution Date or as soon thereafter as the Trustee has confirmed receipt of the payment of the Scheduled Payments due on such date, the Trustee shall distribute out of the Certificate Account the entire amount deposited therein pursuant to Section 4.01(a). There shall be so distributed to each Certificateholder of record on the Record Date with respect to such Regular Distribution Date (other than as provided in Section 11.01 concerning the final distribution), by check mailed to such Certificateholder at the address appearing in the Register, such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest in the Trust held by such Certificateholder) of the aggregate amount in the Certificate Account, except that, with respect to Certificates registered on the Record Date in the name of the nominee of the Depositary (initially, such nominee to be Cede & Co.), such distribution shall be made by wire transfer in immediately available funds to the account designated by such nominee.

     (b) On each Special Distribution Date with respect to any Special Payment or as soon thereafter as the Trustee has confirmed receipt of any Special Payments due on the Equipment Notes or realized upon the sale of such Equipment Note, the Trustee shall distribute out of the Special Payments Account the entire amount deposited therein pursuant to Section 4.01(b) of such Special Payment. There shall be so distributed to each Certificateholder of record on the Record Date with respect to such Special Distribution Date (other than as provided in Section 11.01 concerning the final distribution), by check mailed to such Certificateholder at the address appearing in the Register, such Certificateholder's pro rata share (based on the aggregate Fractional Undivided Interest in the Trust held by such Certificateholder) of the aggregate amount in the Special Payments Account on account of such Special Payment, except that, with respect to Certificates registered on the Record Date in the name of the nominee of the Depositary (initially, such nominee to be Cede & Co.), such distribution shall be made by wire transfer in immediately available funds to the account designated by such nominee.

     (c) The Trustee shall, at the expense of the Company, cause notice of each Special Payment to be mailed to each Certificateholder at his address as it appears in the Register. In the event of redemption or purchase of Equipment Notes held in the Trust, such notice shall be mailed not less than 20 days prior to the date any such Special Payment is scheduled to be distributed. In the case of any other Special Payments, such notice shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment, stating the Special Distribution Date for such Special Payment which shall occur not less than 20 days after the date of such notice and as soon as practicable thereafter. Notices mailed by the Trustee shall set forth:

     (i) the Special Distribution Date and the Record Date therefor (except as otherwise provided in Section 11.01),

     (ii) the amount of the Special Payment for each $1,000 face amount Certificate (taking into account any payment to be made by the Company pursuant to Section 2.02(b)) and the amount thereof constituting principal, premium, if any, and interest,

     (iii) the reason for the Special Payment, and

     (iv) if the Special Distribution Date is the same date as a Regular Distribution Date for the Certificates, the total amount to be received on such date for each $1,000 face amount Certificate.

     If the amount of premium, if any, payable upon the redemption or purchase of an Equipment Note has not been calculated at the time that the Trustee mails notice of a Special Payment, it shall be sufficient if the notice sets forth the other amounts to be distributed and states that any premium received will also be distributed.

     If any redemption of the Equipment Notes held in the Trust is cancelled, the Trustee, as soon as possible after learning thereof, shall cause notice thereof to be mailed to each Certificateholder at its address as it appears on the Register.

     Section 4.03. Statements to CertificateholdersSection 4.03. Statements to CertificateholdersSection 4.03. Statements to CertificateholdersSection 4.03. Statements to Certificateholders.

     (a) On each Regular Distribution Date and Special Distribution Date, the Trustee will include with each distribution to Certificateholders a statement, giving effect to such distribution to be made on such Regular Distribution Date or Special Distribution Date, as the case may be, setting forth the following information (per a $1,000 face amount Certificate as to (i) and (ii) below):

     (i) the amount of such distribution allocable to principal and the amount allocable to premium, if any;

     (ii) the amount of such distribution allocable to interest; and

     (iii) the Pool Balance and the Pool Factor.

     With respect to the Certificates registered in the name of a Clearing Agency or its nominee, on the record date prior to each Distribution Date, the Trustee will request from the Clearing Agency a securities position listing setting forth the names of all the Clearing Agency Participants reflected on the Clearing Agency's books as holding interests in the Certificates on such record date. On each Distribution Date, the Trustee will mail to each such Clearing Agency Participant the statement described above and will make available additional copies as requested by such Clearing Agency Participant for forwarding to holders of Certificates.

     (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i) and (a)(ii) with respect to the Trust for such calendar year or, in the event such Person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Certificateholder shall reasonably request as necessary for the purpose of such Certificateholder's preparation of its federal income tax returns. With respect to Certificates registered in the name of a Clearing Agency or its nominee, such report and such other items shall be prepared on the basis of information supplied to the Trustee by the Clearing Agency Participants and shall be delivered by the Trustee to such Clearing Agency Participants to be available for forwarding by such Clearing Agency Participants.

     Section 4.04. Investment of Special Payment MoneysSection 4.04. Investment of Special Payment MoneysSection 4.04. Investment of Special Payment MoneysSection 4.04. Investment of Special Payment Moneys. Any money received by the Trustee pursuant to Section 4.01(b) representing a Special Payment which is not to be promptly distributed shall, to the extent practicable, be invested in Permitted Investments by the Trustee as directed in writing by the Company pending distribution of such Special Payment pursuant to Section 4.02. Any investment made pursuant to this Section 4.04 shall be in such Permitted Investments having maturities not later than the date that such moneys are required to be used to make the payment required under Section 4.02 on the applicable Special Distribution Date and the Trustee shall hold any such Permitted Investments until maturity. The Trustee shall have no liability with respect to any investment made pursuant to this Section 4.04, other than by reason of the willful misconduct or negligence of the Trustee. All income and earnings from such investments shall be distributed on such Special Distribution Date as part of such Special Payment.


                      ARTICLE V ARTICLE V ARTICLE V ARTICLE
V

                                   THE COMPANY

     Section 5.01. Maintenance of Corporate ExistenceSection 5.01. Maintenance of Corporate ExistenceSection 5.01. Maintenance of Corporate ExistenceSection
5.01. Maintenance of Corporate Existence. The Company, at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in Section 5.02; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

     Section 5.02. Consolidation, Merger, EtcSection 5.02. Consolidation, Merger, EtcSection 5.02. Consolidation, Merger, EtcSection 5.02. Consolidation, Merger, Etc. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

     (a) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall be organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia and a "citizen of the United States" (as defined in Section 40102(a)(15) of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Federal Aviation Administration, or any successor agency thereto (the "FAA"), pursuant to Chapter 447 of Title 49, United States Code, authorizing the operation in air transportation of aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo pursuant to Part 121 of the FAA's regulations (14 CFR
Part 121);

     (b) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Trustee a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to the Trustee containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of the Note Documents and of this Agreement to be performed or observed by the Company;

     (c) immediately after giving effect to such transaction, no Event of Default applicable to the Certificates or event which is, or after notice or passage of time, or both, would be, such an Event of Default shall have occurred and be continuing; and

     (d) the Company shall have delivered to the Trustee an Officers' Certificate of the Company and an Opinion of Counsel of the Company (which may be the Company's General Counsel) reasonably satisfactory to the Trustee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (b) above comply with this Section 5.02 and that all conditions precedent herein provided for relating to such transaction have been complied with.

     Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety in accordance with this Section 5.02, the successor corporation or Person formed by such consolidation or into which the Company is merged or to which such conveyance, offer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor corporation or Person had been named as the Company herein. No such conveyance, transfer or lease of substantially all of the assets of the Company as an entirety shall have the effect of releasing the Company or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this Section 5.02 from its liability in respect of this Agreement or any Note Document to which it is a party.


                    ARTICLE VI ARTICLE VI ARTICLE VI ARTICLE
VI

                                     DEFAULT

     Section 6.01. Events of DefaultSection 6.01. Events of DefaultSection 6.01. Events Events of DefaultSection 6.01. Events of Default.

     (a) Exercise of Remedies: Upon the occurrence and during the continuation of any Indenture Default under any Indenture, the Trustee may, to the extent it is the Controlling Party at such time, direct the exercise of remedies as provided in the Intercreditor Agreement.

     (b) Purchase Rights of Certificateholders: (i) At any time after the occurrence and during the continuation of a Triggering Event, each Certificateholder shall have the right to purchase all, but not less than all, of the Class A Certificates upon ten days' written notice to the Class A Trustee and each other Certificateholder, provided that (A) if prior to the end of such ten-day period any other Certificateholder notifies such purchasing Certificateholder that such other Certificateholder wants to participate in such purchase, then such other Certificateholder may join with the purchasing
Certificateholder to purchase all, but not less than all, of the Class A Certificates pro rata based on the Fractional Undivided Interest in the Trust held by each such Certificateholder and (B) if prior to the end of such ten-day period any other Certificateholder fails to notify the purchasing Certificateholder of such other Certificateholder's desire to participate in such a purchase, then such other Certificateholder shall lose its right to purchase the Class A Certificates pursuant to this Section 6.01(b)(i).

     (ii) By acceptance of its Certificate, each Certificateholder agrees that at any time after the occurrence and during the continuation of a Triggering
Event: each Class C Certificateholder shall have the right (which shall not expire upon any purchase of the Certificates pursuant to clause (i) above) to purchase all, but not less than all, of the Certificates upon ten days' written notice to the Trustee and each other Class C Certificateholder, provided that
(A) if prior to the end of such ten-day period any other Class C Certificateholder notifies such purchasing Class C Certificateholder that such other Class C Certificateholder wants to participate in such purchase, then such other Class C Certificateholder may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) if prior to the end of such ten-day period any other Class C Certificateholder fails to notify the purchasing Class C Certificateholder of such other Class C Certificateholder's desire to participate in such a purchase, then such other Class C Certificateholder shall lose its right to purchase the Certificates pursuant to this Section 6.01(b).

     The purchase price with respect to the Certificates shall be equal to the Pool Balance of the Certificates, together with accrued and unpaid interest thereon to the date of such purchase, without premium, but including any other amounts then due and payable to the Certificateholders under this Agreement, the Intercreditor Agreement or any other Note Document or on or in respect of the Certificates; provided, however, that no such purchase of Certificates shall be effective unless the purchaser shall certify to the Trustee that contemporaneously with such purchase, such purchaser is purchasing, pursuant to the terms of this Agreement and the Other Pass Through Trust Agreements, the Class A Certificates and the Certificates which are senior to the Certificates held by such purchaser. Each payment of the purchase price of the Certificates shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section. Each Certificateholder agrees by its acceptance of its Certificates that it will, subject to Section
3.04 hereof, upon payment from such Class C Certificateholder(s) of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser thereof (without recourse, representation or warranty of any kind except for its own acts), all of the right, title, interest and obligation of such Certificateholder in, this Agreement, the Intercreditor Agreement, the Liquidity Facility, the Note Documents and all Certificates held by such Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser shall assume all of such Certificateholder's obligations under this Agreement, the Intercreditor Agreement, the Liquidity Facility and the Note Documents. The Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of the Certificateholders to deliver any Certificates (whether in the form of Physical Certificates or beneficial interests in Global Certificates) and, upon such a purchase, (i) the only rights of the Certificateholders will be to deliver the Certificates to the purchaser and receive the purchase price for the Certificates and (ii) if the purchaser shall so request such Certificateholder will comply with all of the provisions of Section 3.04 hereof to enable new Certificates to be issued to the purchaser in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Certificates shall be borne by the purchaser thereof.

     As used in this Section 6.01(b), the terms "Certificateholder", "Class", "Class A Certificate", "Class A Certificateholder", "Class A Trust", "Class A Trustee", "Class C Certificate", "Class C Certificateholder", "Class C Trust" and "Class C Trustee" shall have the respective meanings assigned to such terms in the Intercreditor Agreement.

     Section 6.02. Incidents of Sale of Equipment NotesSection 6.02. Incidents of Sale of Equipment NotesSection 6.02. Incidents of Sale of Equipment NotesSection 6.02. Incidents of Sale of Equipment Notes. Upon any sale of all or any part of the Equipment Notes made either under the power of sale given under this Agreement or otherwise for the enforcement of this Agreement, the following shall be applicable:

     (1) Certificateholders and Trustee May Purchase Equipment Notes. Any Certificateholder, the Trustee in its individual or any other capacity or any other Person may bid for and purchase any of the Equipment Notes, and upon compliance with the terms of sale, may hold, retain, possess and dispose of such Equipment Notes in their own absolute right without further accountability.

     (2) Receipt of Trustee Shall Discharge Purchaser. The receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or its personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

     (3) Application of Moneys Received upon Sale. Any moneys collected by the Trustee upon any sale made either under the power of sale given by this Agreement or otherwise for the enforcement of this Agreement shall be applied as provided in Section 4.02.

     Section 6.03. Judicial Proceedings Instituted by Trustee; Trustee May Bring SuitSection 6.03.Judicial Proceedings Instituted by Trustee; Trustee May Bring SuitSection 6Judicial Proceedings Instituted by Trustee; Trustee May Bring SuitSection 6.03. Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit. If there shall be a failure to make payment of the principal of, premium, if any, or interest on any Equipment Note, or if there shall be any failure to pay Rent (as defined in the relevant Lease) under any Lease when due and payable, then the Trustee, in its own name, and as trustee of an express trust, as holder of such Equipment Notes, to the extent permitted by and in accordance with the terms of the Intercreditor Agreement and the Note Documents (subject to the rights of the applicable Owner Trustee or Owner Participant to cure any such failure in accordance with Section 4.03 of the applicable Indenture), shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Equipment Notes or under such Lease and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

     Section 6.04. Control by CertificateholdersSection 6.04. Control by CertificateholdersSection 6.04. Control by CertificateholdersSection 6.04. Control by Certificateholders. Subject to Section 6.03 and the Intercreditor Agreement, the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Trust or pursuant to the terms of the Intercreditor Agreement, or exercising any trust or power conferred on the Trustee under this Agreement or the Intercreditor Agreement, including any right of the Trustee as Controlling Party under the Intercreditor Agreement or as holder of the Equipment Notes, provided that:

     (1) such Direction shall not be in conflict with any rule of law or with this Agreement and would not involve the Trustee in personal liability or expense,

     (2) the Trustee  shall not determine  that the action so directed  would be
unjustly  prejudicial  to  the   Certificateholders  not  taking  part  in  such
Direction, and

     (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such Direction.

     Section 6.05. Waiver of Past DefaultsSection 6.05. Waiver of Past DefaultsSection 6.05. Waiver of Past DefaultsSection 6.05. Waiver of Past Defaults. Subject to the Intercreditor Agreement, the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust (i) may on behalf of all of the Certificateholders waive any past Event of Default hereunder and its consequences or (ii) if the Trustee is the Controlling Party, may direct the Trustee to instruct the applicable Loan Trustee to waive any past Indenture Default under any Indenture and its consequences, and thereby annul any Direction given by such Certificateholders or the Trustee to such Loan Trustee with respect thereto, except a default:

     (1) in the  deposit  of any  Scheduled  Payment or  Special  Payment  under
Section 4.01 or in the distribution of any payment under Section 4.02 on the Certificates, or

     (2) in the payment of the principal of (premium, if any) or interest on the Equipment Notes, or

     (3) in respect of a covenant or  provision  hereof  which under  Article IX
hereof   cannot  be   modified   or  amended   without   the   consent  of  each
Certificateholder holding an Outstanding Certificate affected thereby.

     Upon any such waiver, such default shall cease to exist with respect to the Certificates and any Event of Default arising therefrom shall be deemed to have been cured for every purpose and any direction given by the Trustee on behalf of the Certificateholders to the relevant Loan Trustee shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Upon any such waiver, the Trustee shall vote the Equipment Notes issued under the relevant Indenture to waive the corresponding Indenture Default.

     Section 6.06. Right of Certificateholders to Receive Payments Not to Be ImpairedSection 6.06.Right of Certificateholders to Receive Payments Not to Be ImpairedSection 6Right of Certificateholders to Receive Payments Not to Be ImpairedSection 6.06. Right of Certificateholders to Receive Payments Not to Be Impaired. Anything in this Agreement to the contrary notwithstanding, including, without limitation, Section 6.07 hereof, but subject to the Intercreditor Agreement, the right of any Certificateholder to receive distributions of payments required pursuant to Section 4.02 hereof on the Certificates when due, or to institute suit for the enforcement of any such payment on or after the applicable Regular Distribution Date or Special Distribution Date, shall not be impaired or affected without the consent of such Certificateholder.

     Section 6.07. Certificateholders May Not Bring Suit Except Under Certain ConditionsSection 6.07. Certificateholders May Not Bring Suit Except Under Certain ConditionsSection 6.07. Certificateholders May Not Bring Suit Except Under Certain ConditionsSection 6.07. Certificateholders May Not Bring Suit Except Under Certain Conditions. A Certificateholder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise with respect to this Agreement, for the appointment of a receiver or for the enforcement of any other remedy under this Agreement, unless:

     (1) such Certificateholder previously shall have given written notice to the Trustee of a continuing Event of Default;

     (2) Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Trust shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 7.02(e);

     (3) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

     (4) no Direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust.

     It is understood and intended that no one or more of the Certificateholders shall have any right in any manner whatever hereunder or under the Certificates to (i) surrender, impair, waive, affect, disturb or prejudice any property in the Trust Property or the lien of any Indenture on any property subject thereto, or the rights of the Certificateholders or the holders of the related Equipment Notes, (ii) obtain or seek to obtain priority over or preference to any other such Certificateholder or (iii) enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all the Certificateholders subject to the provisions of this Agreement.

     Section 6.08. Remedies  CumulativeSection 6.08. Remedies  CumulativeSection
6.08. Remedies CumulativeSection 6.08. Remedies Cumulative. Every remedy given hereunder to the Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.

     Section 6.09. Undertaking for CostsSection 6.09. Undertaking for CostsSection 6.09. Undertaking for CostsSection 6.09. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.


                   ARTICLE VII ARTICLE VII ARTICLE VII ARTICLE
VII

                                   THE TRUSTEE

     Section 7.01. Notice of  DefaultsSection  7.01.  Notice of  DefaultsSection
7.01. Notice of DefaultsSection 7.01. Notice of Defaults. As promptly as practicable after, and in any event within 90 days after the occurrence of any default (as such term is defined below) hereunder actually known to the Trustee, the Trustee shall transmit by mail to the Company, the related Owner Trustees, the related Loan Trustees and the Certificateholders in accordance with Section 313(c) of the Trust Indenture Act, notice of such default hereunder actually known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (premium, if any) or interest on any Equipment Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Certificateholders. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.

     Section 7.02. Certain Rights of TrusteeSection 7.02. Certain Rights of TrusteeSection 7.02. Certain Rights of TrusteeSection 7.02. Certain Rights of Trustee. Subject to the provisions of Section 315 of the Trust Indenture Act:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Request;

     (c) whenever in the administration of this Agreement or the Intercreditor Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company, any Owner Trustee or any Loan Trustee;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or the Intercreditor Agreement at the request or direction of any of the Certificateholders pursuant to this Agreement or the Intercreditor Agreement unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, or report, notice, request, direction, consent, order, bond, debenture or other paper or document;

     (g) the Trustee may execute any of the trusts or powers under this Agreement or the Intercreditor Agreement or perform any duties under this Agreement or the Intercreditor Agreement either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under this Agreement or the Intercreditor Agreement;

     (h) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or the Intercreditor Agreement;

     (i) the Trustee shall not be required to expend or risk its own funds in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if it shall have reason to believe that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it; and

     (j) except during the continuance of an Event of Default, the Trustee undertakes and shall be responsible to perform only such duties as are specifically set forth herein and no implied covenants or obligations shall be read into this Agreement or be enforceable against Trustee.

     Section 7.03. Not Responsible for Recitals or Issuance of CertificatesSection 7.03. Not Responsible for Recitals or Issuance of
CertificatesSection   7.03.  Not   Responsible   for  Recitals  or  Issuance  of
CertificatesSection 7.03. Not Responsible for Recitals or Issuance of Certificates. The recitals contained herein and in the Certificates, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. Subject to Section 7.14, the Trustee makes no representations as to the validity or sufficiency of this Agreement, any Note Documents, any Participation
Agreement or any Intercreditor Agreement, and Equipment Notes or the Certificates, except that the Trustee hereby represents and warrants that this Agreement has been, and each Certificate, the Intercreditor Agreement and each Participation Agreement will be, executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

     Section   7.04.    May   Hold    CertificatesSection    7.04.    May   Hold
CertificatesSection   7.04.   May  Hold   CertificatesSection   7.04.  May  Hold
Certificates. The Trustee, any Paying Agent, Registrar or any of their Affiliates or any other agent, in their respective individual or any other capacity, may become the owner or pledgee of Certificates and subject to Sections 310(b) and 311 of the Trust Indenture Act, if applicable, may otherwise deal with the Company, the Guarantor, the Owner Trustees or the Loan Trustees with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

     Section 7.05.  Money Held in TrustSection  7.05. Money Held in TrustSection
7.05. Money Held in TrustSection 7.05. Money Held in Trust. Money held by the Trustee or the Paying Agent in trust hereunder need not be segregated from other funds except to the extent required herein or by law and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such moneys except as provided for herein.

     Section 7.06. Compensation and ReimbursementSection  7.06. Compensation and
ReimbursementSection   7.06.   Compensation   and   ReimbursementSection   7.06.
Compensation and Reimbursement. The Company agrees:

     (1) to pay, or cause to be paid, to the Trustee compensation (as set out in a separate fee agreement between the Trustee and the Company) for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein to reimburse, or cause to be reimbursed, the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement or the Intercreditor Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith or as may be incurred due to the Trustee's breach of its representations and warranties set forth in Section 7.14;

     (3) to indemnify, or cause to be indemnified, the Trustee for, and to hold it harmless against, any loss, liability or expense (other than for or with respect to any tax) incurred without negligence, willful misconduct or bad faith, on its part, arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except for any such loss, liability or expense incurred by reason of the Trustee's breach of its representations and warranties set forth in Section 7.14. The Trustee shall notify the Company and the Guarantor promptly of any claim for which it may seek indemnity. The Company and the Guarantor shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel with the consent of the Company and the Guarantor and the Company and the Guarantor will pay the reasonable fees and expenses of such counsel. Neither the Company nor the Guarantor need pay for any settlement made without its consent; and

     (4) to indemnify, or cause to be indemnified, the Trustee, solely in its individual capacity, for, and to hold it harmless against, any tax (except to the extent the Trustee is reimbursed therefor pursuant to the next paragraph, provided that no indemnification shall be available with respect to any tax attributable to the Trustee's compensation for serving as such) incurred without negligence, willful misconduct or bad faith, on its part, arising out of or in connection with the acceptance or administration of this Trust, including any costs and expenses incurred in contesting the imposition of any such tax. The Trustee, in its individual capacity, shall notify the Company and the Guarantor promptly of any claim for any tax for which it may seek indemnity. The Trustee shall permit the Company and the Guarantor to contest the imposition of such tax and the Trustee, in its individual capacity, shall cooperate in the defense. The Trustee, in its individual capacity, may have separate counsel with the consent of the Company and the Guarantor and the Company and the Guarantor will pay the reasonable fees and expenses of such counsel. Neither the Company nor the Guarantor need pay for any taxes paid, in settlement or otherwise, without its consent.

     The Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Certificates upon, the Trust Property for any tax incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of such Trust (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax. The Trustee shall notify the Company of any claim for any tax for which it may seek reimbursement. The Trustee shall cooperate in the contest by the Company of any such claim. If the Trustee reimburses itself from the Trust Property for any such tax it will within 30 days mail a brief report setting forth the amount of such tax and the circumstances thereof to all Certificateholders as their names and addresses appear in the Register.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Certificates upon the Trust Property.

     Section 7.07. Corporate Trustee Required; EligibilitySection 7.07.Corporate Trustee Required; EligibilitySection 7.07. Corporate Trustee Required; EligibilitySection 7.07.Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act and shall have a combined capital and surplus of at least $75,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State or Territory thereof or of the District of Columbia that has a combined capital and surplus of at least $75,000,000). If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.07, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07 to act as Trustee, the Trustee shall resign immediately as Trustee in the manner and with the effect specified in
Section 7.08.

     Section 7.08.  Resignation  and Removal:  Appointment  of  SuccessorSection
7.08. Resignation and Removal: Appointment of SuccessorSection 7.08. Resignation and Removal: Appointment of SuccessorSection 7.08. Resignation and Removal:
Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.09.

     (b) The Trustee may resign at any time as trustee by giving written notice thereof to the Company, the Authorized Agents, the Owner Trustees and the Loan Trustees. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company, the Authorized Agents, the Owner Trustees, the Loan Trustees and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust delivered to the Trustee, the Company, the Owner Trustees and the Loan Trustees.

     (d) If at any time:

     (1) the Trustee shall fail to comply with Section 310 of the Trust Indenture Act after written request therefor by the Company or by any Certificateholder who has been a bona fide certificateholder for at least six months; or

     (2) the Trustee shall cease to be eligible under Section 7.07 and shall fail to resign after written request therefor by the Company or by any such Certificateholder; or

     (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

     then, in any case, (i) the Company may remove the Trustee or (ii) any Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If a Responsible Officer of the Trustee shall obtain actual knowledge of an Avoidable Tax (as hereinafter defined) which has been or is likely to be asserted, the Trustee shall promptly notify the Company and shall, within 30 days of such notification, resign as Trustee hereunder unless within such 30-day period the Trustee shall have received notice that the Company has agreed to pay such tax. The Company shall promptly appoint a successor Trustee in a jurisdiction where there are no Avoidable Taxes. As used herein, an "Avoidable Tax" means a state or local tax: (i) upon (w) the Trust, (x) the Trust Property,
(y) Certificateholders or (z) the Trustee for which the Trustee is entitled to seek reimbursement from the Trust Property, and (ii) which would be avoided if the Trustee were located in another state, or jurisdiction within a state, within the United States. A tax shall not be an Avoidable Tax if the Company or any Owner Trustee shall agree to pay, and shall pay, such tax.

                  (f) If the Trustee shall resign, be removed or become incapable of acting as trustee or if a vacancy shall occur in the office of the Trustee for any cause, the Company shall promptly appoint a successor Trustee. If, within 90 days after such resignation, removal or incapability, or other occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust delivered to the Company, the Owner Trustees, the Loan Trustee and the retiring Trustee, the successor Trustees so appointed shall, with the approval of the Company, which approval shall not be unreasonably withheld, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed as provided above. If no successor Trustee shall have been so appointed as provided above and accepted appointment in the manner hereinafter provided, the resigning Trustee or any Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (g) The successor Trustee of a Trust shall give notice of the resignation and removal of the Trustee and appointment of the successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Certificateholders as their names and addresses appear in the Register. Each notice shall include the name of such successor Trustee and the address of its Corporate Trust Office.

     Section 7.09. Acceptance of Appointment by SuccessorSection 7.09. Acceptance of Appointment by SuccessorSection 7.09. Acceptance of Appointment by SuccessorSection 7.09. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee, subject nevertheless to its lien, if any, provided for in Section 7.06. Upon request of any such successor Trustee, the Company, the retiring Trustee and such successor Trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     Section  7.10.   Merger,   Conversion,   Consolidation   or  Succession  to
BusinessSection  7.10.  Merger,  Conversion,   Consolidation  or  Succession  to
BusinessSection  7.10.  Merger,  Conversion,   Consolidation  or  Succession  to
BusinessSection 7.10. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been executed or authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such execution or authentication and deliver the Certificates so executed or authenticated with the same effect as if such successor Trustee had itself executed or authenticated such Certificates.

     Section  7.11.   Maintenance  of  AgenciesSection   7.11.   Maintenance  of
AgenciesSection 7.11. Maintenance of AgenciesSection 7.11. Maintenance of Agencies.

     (a) There shall at all times be maintained an office or agency where Certificates may be presented or surrendered for registration of transfer or for exchange, and for payment thereof and where notices and demands to or upon the Trustee in respect of such Certificates may be served. Presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

     (b) There shall at all times be a Registrar and a Paying Agent hereunder with respect to the Certificates. Each such Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, or a corporation having a combined capital and surplus in excess of $5,000,000 the obligations of which are guaranteed by a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by federal or state authorities. The Trustee shall initially be the Paying Agent and, as provided in Section 3.04, Registrar hereunder with respect to the Certificates. Each Registrar shall furnish to the Trustee, at stated intervals of not more than six months, and at such other times as the Trustee may request in writing, a copy of the Register maintained by such Registrar.

     (c) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent, shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

     (d) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, the Company, the Owner Trustees and the Loan Trustees. The Company may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section (when in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Company shall give written notice of any such appointment made by it to the Trustee, the Owner Trustees and the Loan Trustees; and in each case the Trustee shall mail notice of such appointment to all Certificateholders as their names and addresses appear on the Register.

     (e) The Company agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses.

     Section 7.12.  Money for  Certificate  Payments to Be Held in  TrustSection
7.12. Money for Certificate Payments to Be Held in TrustSection 7.12. Money for Certificate Payments to Be Held in TrustSection 7.12. Money for Certificate Payments to Be Held in Trust. All moneys deposited with any Paying Agent for the purpose of any payment on Certificates shall be deposited and held in trust for the benefit of the Certificateholders entitled to such payment, subject to the provisions of this Section. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Certificateholders with respect to which such money was deposited.

     The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Section  7.13.  Registration  of Equipment  Notes in Name of  Subordination
AgentSection  7.13.  Registration  of Equipment  Notes in Name of  Subordination
AgentSection  7.13.  Registration  of Equipment  Notes in Name of  Subordination
AgentSection 7.13. Registration of Equipment Notes in Name of Subordination Agent. The Trustee agrees that all Equipment Notes to be purchased by the Trust shall be issued in the name of the Subordination Agent or its nominee and held by the Subordination Agent in trust for the benefit of the Certificateholders, or, if not so held, the Subordination Agent or its nominee shall be reflected as the owner of such Equipment Notes in the register of the issuer of such Equipment Notes.

     Section 7.14. Representations and Warranties of TrusteeSection 7.14. Representations and Warranties of TrusteeSection 7.14. Representations and Warranties of TrusteeSection 7.14. Representations and Warranties of Trustee. The Trustee hereby represents and warrants that:

     (a) the Trustee is a Delaware banking corporation organized and validly existing, and in good standing under the laws of the State of Delaware;

     (b) the Trustee has full power, authority and legal right to execute, deliver and perform this Agreement, the Intercreditor Agreement and the Participation Agreements and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement, the Intercreditor Agreement and the Participation Agreements;

     (c) the execution, delivery and performance by the Trustee of this Agreement, the Intercreditor Agreement and the Participation Agreements (i) will not violate any provision of any United States federal law or the law of the State of Delaware governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator,or governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of association or by-laws of the Trustee, and
(iii) will not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee's performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

     (d) the execution, delivery and performance by the Trustee of this Agreement the Intercreditor Agreement and the Participation Agreements will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the State of Delaware regulating the banking and corporate trust activities of the Trustee: and

     (e) this Agreement, the Participation Agreement, and the Intercreditor Agreement have been duly executed and delivered by the Trustee and constitute the legal, valid, and binding agreements of the Trustee, enforceable against it in accordance with their respective terms, provided that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.

     Section 7.15. Withholding Taxes; Information ReportingSection 7.15. Withholding Taxes; Information ReportingSection 7.15. Withholding Taxes; Information ReportingSection 7.15. Withholding Taxes; Information Reporting. (a) The Trustee, as trustee of the grantor trust created by this Agreement, shall exclude and withhold from each distribution of principal, premium, if any, and interest and other amounts due under this Agreement or under the Certificates any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any taxes or similar charges are required to be withheld with respect to any amounts paid by or on behalf of the Trustee in respect of the Certificates, to withhold such amounts and timely pay the same to the authority in the name of and on behalf of the Certificateholders, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each such Certificateholder necessary documentation showing the payment thereof, together with such additional documentary evidence as such Certificateholders may reasonably request from time to time. The Trustee agrees to file any other information reports as it may be required to file under United States law.

     (b) The Trustee may satisfy certain of its obligations with respect to this Agreement by retaining, at the expense of the Company, a firm of independent public accountants (the "Accountants") which shall (i) be responsible for all tax filing requirements and (ii) perform the obligations of the Trustee in respect of tax filing requirements. The Trustee shall be deemed to have discharged its tax filing obligations under this Agreement upon its retention of the Accountants, and, if the Trustee shall have selected in the Accountants in good faith and without gross negligence, the Trustee shall not have any liability with respect to the default or misconduct of the Accountants.

     (c) The Trustee, at the request of the Company, will make such United States federal income tax elections as may be necessary to prevent the Trust from being classified for federal income tax purposes as an association taxable as a corporation.

     Section 7.16. Trustee's LiensSection 7.16. Trustee's LiensSection 7.16. Trustee's LiensSection 7.16. Trustee's Liens. The Trustee in its individual capacity agrees that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any mortgage, pledge, lien, charge, encumbrance, security interest or claim ("Trustee's Liens") on or with respect to the Trust Property which is attributable to the Trustee either (i) in its individual capacity and which is unrelated to the transactions contemplated by this Agreement, the Intercreditor Agreement, the Participation Agreements or the Note Documents, or (ii) as Trustee hereunder or in its individual capacity and which arises out of acts or omissions which are not contemplated by this Agreement.

     Section 7.17. Preferential Collection of ClaimsSection 7.17. Preferential Collection of ClaimsSection 7.17. Preferential Collection of ClaimsSection 7.17. Preferential Collection of Claims. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in
Section 31l(b) of the Trust Indenture Act. If the Trustee shall resign or be removed as Trustee, it shall be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.


                 ARTICLE VIII ARTICLE VIII ARTICLE VIII ARTICLE
VIII

                CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

     Section 8.01. The Company to Furnish Trustee with Names and Addresses of CertificateholdersSection 8.01. The Company to Furnish Trustee with Names and Addresses of CertificateholdersSection 8.01. The Company to Furnish Trustee with Names and Addresses of CertificateholdersSection 8.01. The Company to Furnish Trustee with Names and Addresses of Certificateholders. The Company will furnish or cause to be furnished to the Trustee within 15 days after each Record Date with respect to a Scheduled Payment, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Company as to the names and addresses of the Certificateholders, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Registrar, no such list need be furnished; and provided further, however, that no such list need be furnished for so long as a copy of the Register is being furnished to the Trustee pursuant to Section 7.11.

     Section 8.02. Preservation of Information; Communications to CertificateholdersSection 8.02. Preservation of Information; Communications to
CertificateholdersSection  8.02. Preservation of Information;  Communications to
CertificateholdersSection 8.02. Preservation of Information; Communications to Certificateholders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders contained in the most recent list furnished to the Trustee as provided in Section 7.11 or
Section 8.01, as the case may be, and the names and addresses of Certificateholders received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section
7.11 or Section 8.01, as the case may be, upon receipt of a new list so furnished.

     Section 8.03.  Reports by  TrusteeSection  8.03.  Reports by TrusteeSection
8.03. Reports by TrusteeSection 8.03. Reports by Trustee. Within 60 days after May 15 of each year commencing with the first full year following the issuance of the Certificates, the Trustee shall transmit to the Certificateholders, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15, if required by Section 313(a) of the Trust Indenture Act.

     Section 8.04. Reports by the Guarantor and CompanySection 8.04. Reports by the Guarantor and CompanySection 8.04. Reports by the Guarantor and CompanySection 8.04. Reports by the Guarantor and Company. The Guarantor and the Company each shall:

     (a) file with the Trustee, within 30 days after the Guarantor or the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Guarantor or the Company is required to file with the SEC pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Guarantor or the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

     (b) file with the Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such additional information, documents and reports with respect to compliance by the Guarantor and the Company with the conditions and covenants of the Guarantor and the Company provided for in this Agreement, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of
Section 1.02;

     (c) transmit to all Certificateholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Guarantor and the Company pursuant to subsections (a) and (b) of this Section 8.04 as may be required by rules and regulations prescribed by the SEC;

     (d) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Guarantor's and the Company's compliance with all conditions and covenants under this Agreement (it being understood that for purposes of this paragraph (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement); and

     (e) make available to any Certificateholder, upon request, the annual audited and quarterly unaudited financial statements of the Guarantor which are provided to the Trustee.


                    ARTICLE IX ARTICLE IX ARTICLE IX ARTICLE
IX

                             SUPPLEMENTAL AGREEMENTS

     Section 9.01. Supplemental Agreements Without Consent of CertificateholdersSection 9.01. Supplemental Agreements Without Consent of
CertificateholdersSection  9.01.  Supplemental  Agreements  Without  Consent  of
CertificateholdersSection 9.01. Supplemental Agreements Without Consent of Certificateholders. Without the consent of the Certificateholders, the Guarantor and the Company may, and the Trustee (subject to Section 9.03) shall, at any time and from time to time, enter into one or more agreements supplemental hereto or, if applicable, to the Intercreditor Agreement or the Liquidity Facility in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another corporation to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein contained; or

     (2) to add to the covenants of the Guarantor or the Company for the benefit of the Certificateholders, or to surrender any right or power in this Agreement conferred upon the Guarantor or the Company; or

     (3) to correct or supplement any provision in this Agreement, the Intercreditor Agreement or the Liquidity Facility which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Agreement, the Intercreditor Agreement or the Liquidity Facility, provided that any such action shall not adversely affect the interests of the Certificateholders; or to cure any ambiguity or correct any mistake; or

     (4) to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to continue the qualification of this Agreement (including any supplemental agreement) under the Trust Indenture Act, or under any similar Federal statute hereafter enacted, and to add to this Agreement such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

     (5) to evidence and provide for the acceptance of appointment under this Agreement by the Trustee of a successor Trustee and to add to or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the Trust, pursuant to the requirements of
Section 7.09;


provided that no such action described in this Section 9.01 shall materially adversely affect the interests of the Certificateholders.

     Section 9.02. Supplemental Agreements with Consent of CertificateholdersSection 9.02. Supplemental Agreements with Consent of
CertificateholdersSection   9.02.   Supplemental   Agreements  with  Consent  of
CertificateholdersSection 9.02. Supplemental Agreements with Consent of Certificateholders. With the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest the Trust, by Act of said Certificateholders delivered to the Guarantor, the Company and the Trustee, the Guarantor and the Company may (with the consent of the Owner Trustees, if any, which consent shall not be unreasonably withheld), and the Trustee (subject to Section 9.03) shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, the Intercreditor Agreement or the Liquidity Facility to the extent applicable to such Certificateholders or of modifying in any manner the rights and obligations of such Certificateholders under this Agreement; provided, however, that no such supplemental agreement shall, without the consent of the Certificateholder of each Outstanding Certificate affected thereby:

     (1) reduce in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Equipment Notes held in the Trust or distributions that are required to be made herein on any Certificate, or change any date of payment of any Certificate or change the place of payment where, or the coin or currency in which, any Certificate is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Regular Distribution Date or Special Distribution Date applicable thereto; or

     (2) permit the  disposition  of any  Equipment  Note  included in the Trust
Property except as permitted by this Agreement, or otherwise deprive such Certificateholder of the benefit of the ownership of the Equipment Notes in the Trust; or

     (3) alter the priority of distributions specified in the Intercreditor Agreement; or

     (4) modify any of the provisions of this Section or Section 6.05, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Certificateholder of each Certificate affected thereby.

     It shall not be necessary for any Act of Certificateholders under this Section to approve the particular form of any proposed supplemental agreement but it shall be sufficient if such Act shall approve the substance thereof.

     Section 9.03. Documents Affecting Immunity or IndemnitySection 9.03. Documents Affecting Immunity or IndemnitySection 9.03. Documents Affecting Immunity or IndemnitySection 9.03. Documents Affecting Immunity or Indemnity. If in the opinion of the Trustee any document required to be executed by it pursuant to the terms of Section 9.01 or 9.02 affects any interest, right, duty, immunity or indemnity in favor of the Trustee under this Agreement, the Trustee may in its discretion decline to execute such document.

     Section 9.04. Execution of Supplemental AgreementsSection 9.04. Execution of Supplemental AgreementsSection 9.04. Execution of Supplemental AgreementsSection 9.04. Execution of Supplemental Agreements. In executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Article or the modifications thereby of the trust created by this Agreement, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, written advice of counsel or an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

     Section 9.05. Effect of Supplemental AgreementsSection 9.05. Effect of Supplemental AgreementsSection 9.05. Effect of Supplemental AgreementsSection
9.05. Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Certificateholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 9.06. Conformity with Trust Indenture ActSection 9.06. Conformity with Trust Indenture ActSection 9.06. Conformity with Trust Indenture ActSection
9.06. Conformity with Trust Indenture Act. Every supplemental agreement executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     Section 9.07.  Reference in Certificates to Supplemental  AgreementsSection
9.07. Reference in Certificates to Supplemental AgreementsSection 9.07. Reference in Certificates to Supplemental AgreementsSection 9.07. Reference in Certificates to Supplemental Agreements. Certificates authenticated and delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding Certificates after proper presentation and demand.


                     ARTICLE X ARTICLE X ARTICLE X ARTICLE X

                   AMENDMENTS TO INDENTURES AND NOTE DOCUMENTS

     Section 10.01. Amendments and Supplements to Indentures and Other Note DocumentsSection 10.01. Amendments and Supplements to Indentures and Other Note DocumentsSection 10.01. Amendments and Supplements to Indentures and Other Note DocumentsSection 10.01. Amendments and Supplements to Indentures and Other Note Documents. In the event that the Trustee, as holder of any Equipment Notes in trust for the benefit of the Certificateholders or as Controlling Party, receives a request for a consent to any amendment, modification, waiver or supplement under any Indenture or other Note Document, the Trustee shall forthwith send a notice of such proposed amendment, modification, waiver or supplement to each Certificateholder registered on the Register as of the date of such notice. The Trustee shall request from the Certificateholders a Direction as to (a) whether or not to take or refrain from taking any action which a holder of such Equipment Note has the option to direct, (b) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Equipment Note and (c) how to vote any Equipment
Note if a vote has been called for with respect thereto. Provided such a request for Certificateholder Direction shall have been made, in directing any action or casting any vote or giving any consent as the holder of any Equipment Note, the Trustee shall vote for or give consent to any such action with respect to such Equipment Note in the same proportion as that of (i) the aggregate face amounts of all Certificates actually voted in favor of or for giving consent to such action by Acts of Certificateholders to (ii) the aggregate face amount of all Outstanding Certificates. For purposes of the immediately preceding sentence, a Certificate shall have been "actually voted" if the Holder of such Certificate has delivered to the Trustee an instrument evidencing such Holder's consent to such Direction on or prior to the Business Day before the Trustee directs such action or casts such vote or gives such consent. Notwithstanding the foregoing, but subject to Section 6.04 and any Intercreditor Agreement, the Trustee may, in its own discretion and at its own direction, consent and notify the relevant Loan Trustee of such consent to any amendment, modification, waiver or supplement under the relevant Indenture, the Liquidity Facility, or any Note Document, if an Event of Default hereunder shall have occurred and be continuing, or if such amendment, modification or waiver will not adversely affect the interests of the Certificateholders.


                    ARTICLE XI ARTICLE XI ARTICLE XI ARTICLE
XI

                              TERMINATION OF TRUSTS

     Section 11.01. Termination of the TrustSection 11.01. Termination of the Trust2Section 11.01. Termination of the TrustSection 11.01. Termination of the Trust. The respective obligations and responsibilities of the Company, the Guarantor and the Trustee with respect to the Trust shall terminate upon distribution to all Holders of the Certificates and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust continue beyond one hundred ten (110) years following the date of the earliest execution of this Agreement.

     Notice of any termination, specifying the Regular Distribution Date (or Special Distribution Date, as the case may be) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be mailed promptly, upon notice to the Trustee, by the Trustee to Certificateholders not earlier than the 60th day and not later than the 20th day next preceding such final distribution specifying
(A) the Regular Distribution Date (or Special Distribution Date, as the case may
be) upon which the proposed final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein specified, (B) the amount of any such proposed final payment, and (C) that the Record Date otherwise applicable to such Regular Distribution Date (or Special Distribution Date, as the case may be) is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Regular Distribution Date (or Special Distribution Date, as the case may be) pursuant to Section 4.02.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. No additional interest shall accrue on the Certificates after the Regular Distribution Date (or Special Distribution Date, as the case may be). In the event that any money held by the Trustee for the payment of distributions on the Certificates shall remain unclaimed for two years (or such lesser time as the Trustee shall be satisfied, after sixty days' notice from the Company, is one month prior to the escheat period provided under applicable law) after the final distribution date with respect thereto, the Trustee shall pay to each Loan Trustee the appropriate amount of money relating to such Loan Trustee and shall give written notice thereof to the related Owner Trustees and the Company.


                   ARTICLE XII ARTICLE XII ARTICLE XII ARTICLE
XII

                            MISCELLANEOUS PROVISIONS

     Section 12.01. Limitation on Rights of CertificateholdersSection 12.01. Limitation on Rights of CertificateholdersSection 12.01. Limitation on Rights of CertificateholdersSection 12.01. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

     Section 12.02. Liabilities of CertificateholdersSection 12.02. Liabilities of CertificateholdersSection 12.02. Liabilities of CertificateholdersSection
12.02. Liabilities of Certificateholders. Neither the existence of the Trust nor any provision in this Agreement is intended to or shall limit the liability the Certificateholders would otherwise incur if the Certificateholders owned Trust Property as co-owners, or incurred any obligations of the Trust, directly rather than through the Trust.

     Section 12.03. Certificates Nonassessable and Fully PaidSection 12.03. Certificates Nonassessable and Fully PaidSection 12.03. Certificates Nonassessable and Fully PaidSection 12.03. Certificates Nonassessable and Fully Paid. Subject to Section 12.02, Certificateholders shall not be personally liable for obligations of the Trust, the Fractional Undivided Interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and Certificates upon authentication thereof by the Trustee pursuant to Section 3.03 are and shall be deemed fully paid. No Certificateholder shall have any right (except as expressly provided herein) to vote or in any manner otherwise control the operation and management of the Trust Property, the Trust, or the obligations of the parties hereto, nor shall anything set forth herein, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association.

     Section  12.04.   [Intentionally   omitted]Section  12.04.   [Intentionally
omitted]Section 12.04. [Intentionally omitted]Section 12.04. [Intentionally omitted].

     Section 12.05.  NoticesSection 12.05.  NoticesSection 12.05. NoticesSection
12.05. Notices.

     (a) Unless otherwise specifically provided herein, all notices required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice may be given by United States mail, courier service, telegram, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Company or the Guarantor, to:

     American Trans Air, Inc.
     7337 West Washington Street
     Indianapolis International Airport
     Indianapolis, Indiana 06927

     Attention:        Executive Vice President and Chief Financial Officer
     Facsimile:        (317) 240-7087

         if to the Trustee, to:

     Wilmington Trust Company
     Rodney Square North
     1100 North Market Street
     Wilmington, Delaware 19890

     Attention:        Corporate Trust Department
     Facsimile:        (302) 651-8882

     (b) The Company,  the Guarantor or the Trustee, by notice to the other, may
designate   additional  or  different   addresses  for  subsequent   notices  or
communications.

     (c) Any notice or communication to Certificateholders shall be mailed by first-class mail to the addresses for Certificateholders shown on the Register kept by the Registrar and to addresses filed with the Trustee. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Certificateholders.

                  (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

     (e)  If   the   Company   mails   a   notice   or   communication   to  the
Certificateholders, it shall mail a copy to the Trustee and to each Paying Agent at the same time.

     (f) Notwithstanding the foregoing, all communications or notices to the Trustee shall be deemed to be given only when received by a Responsible Officer of the Trustee.

     (g) The Trustee shall promptly furnish the Company with a copy of any demand, notice or written communication received by the Trustee hereunder from any Certificateholder, Owner Trustee or Loan Trustee.

     Section 12.06. Governing LawSection 12.06. Governing LawSection 12.06. Governing LawSection 12.06. Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT-OF-LAW PRINCIPLES.

     Section 12.07. Severability of ProvisionsSection 12.07. Severability of ProvisionsSection 12.07. Severability of ProvisionsSection 12.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Trust or of the Certificates or the rights of the Certificateholders thereof.

     Section  12.08.   [Intentionally   omitted].Section  12.08.  [Intentionally
omitted].Section 12.08. [Intentionally omitted].Section 12.08. [Intentionally omitted].

     Section 12.09. Effect of Headings and Table of ContentsSection 12.09. Effect of Headings and Table of ContentsSection 12.09. Effect of Headings and Table of ContentsSection 12.09. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section  12.10.   Successors  and  AssignsSection  12.10.   Successors  and
AssignsSection 12.10. Successors and AssignsSection 12.10. Successors and Assigns. All covenants, agreements, representations and warranties in this Agreement by the Trustee, the Guarantor and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

     Section   12.11.   Benefits   of   AgreementSection   12.11.   Benefits  of
AgreementSection 12.11. Benefits of AgreementSection 12.11. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 12.12. Legal HolidaysSection 12.12. Legal HolidaysSection 12.12. Legal HolidaysSection 12.12. Legal Holidays. In any case where any Regular Distribution Date or Special Distribution Date relating to any Certificate shall not be a Business Day, then (notwithstanding any other provision of this Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date, and no interest shall accrue during the intervening period.

     Section 12.13. CounterpartsSection 12.13. CounterpartsSection 12.13. CounterpartsSection 12.13. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     Section 12.14. Communication by Certificateholders with Other CertificateholdersSection 12.14. Communication by Certificateholders with Other CertificateholdersSection 12.14. Communication by Certificateholders with Other CertificateholdersSection 12.14. Communication by Certificateholders with Other Certificateholders. Certificateholders may communicate with other Certificateholders with respect to their rights under this Agreement or the Certificates pursuant to Section 3.12(b) of the Trust Indenture Act. The Company, the Guarantor, the Trustee and any and all other persons benefitted by this Agreement shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

     IN WITNESS WHEREOF, the Guarantor, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.

                                    AMTRAN, INC.

                                    By
                                    Title:



                                    AMERICAN TRANS AIR, INC.

                                    By
                                    Title:



                                    WILMINGTON TRUST COMPANY,
                                    as Trustee


                                    By
                                    Title:

                                                                      SCHEDULE 1


                     Trust Indenture and Security Agreements



     1) Trust Indenture and Security Agreement [ATA 1996 A], dated as of December 16, 1996 between Wilmington Trust Company, as Indenture Trustee, and First Security Bank, National Association, as Owner Trustee

     2) Trust Indenture and Security Agreement [ATA 1996 B], dated as of December 16, 1996 between Wilmington Trust Company, as Indenture Trustee, and First Security Bank, National Association, as Owner Trustee

                                                                      SCHEDULE 2


                            Participation Agreements



     1) Participation Agreement [ATA 1996 A], dated as of December 16, 1996 among the Company, as Lessee, Finova Capital Corporation, as Owner Participant, First Security Bank, National Association, as Owner Trustee, Wilmington Trust Company, as Indenture Trustee, the Trustee, the Other Trustees, and the Subordination Agent

     2) Participation Agreement [ATA 1996 B], dated as of December 16, 1996 among the Company, as Lessee, General Electric Capital Corporation, as Owner Participant, First Security Bank, National Association, as Owner Trustee, Wilmington Trust Company, as Indenture Trustee, the Trustee, the Other Trustees, and the Subordination Agent

  --

                                                                       EXHIBIT A

                               FORM OF CERTIFICATE


     [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION
HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY AMERICAN TRANS AIR, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY OF SUCH PERSONS RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE),
(C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY AMERICAN TRANS AIR, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY OF SUCH PERSONS THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF
RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.]1

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.05 AND 3.06 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.]2


               AMERICAN TRANS AIR, INC. 1996-1B PASS THROUGH TRUST

                                  Pass Through
                           Certificate, Series 1996-1B

                 Issuance Date:  ______________________________

                 Final Legal Distribution Date:  ______________________________


                                    Evidencing a Fractional  Undivided  Interest
                                    in The 1996-1B Trust,  the Property of Which
                                    Includes   Certain   Equipment   Notes  each
                                    secured by Aircraft leased to American Trans
                                    Air, Inc.

Certificate
No.            $                 Fractional Undivided Interest representing
               ___________% of the Trustper $1,000 of Reference Principal Amount

     THIS CERTIFIES THAT ____________________________, for value received, is the registered owner of a Fractional Undivided Interest in the amount of __________ Dollars ($___________) (the "Reference Principal Amount") in the American Trans Air 1996-1B Pass Through Trust (the "Trust") created by Wilmington Trust Company, not in its individual capacity but solely as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement dated as of December 16, 1996 (the "Agreement"), among the Trustee, Amtran, Inc., a corporation incorporated under Indiana law (the "Guarantor"), and American Trans Air, Inc., a corporation incorporated under Indiana law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Pass Through Certificates, Series 1996-1B" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions, and conditions of the Agreement and the Intercreditor Agreement, to which agreements the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes certain Equipment Notes and all rights of the Trust to receive any payments under the Intercreditor Agreement and the Liquidity Facility (the "Trust Property"). Each issue of the Equipment Notes is secured by a security interest in The Aircraft leased to the Company.

     Each of the Certificates represents a fractional undivided interest in the Trust and the Trust Property, and has no rights, benefits or interest in respect of any assets or property other than the Trust Property. The undivided percentage interest in the Trust represented by each of this Certificate (as specified above) and the other Pass Through Certificates, Series 1996-1B, was determined on the basis of (x) the aggregate of the Reference Principal Amount of this Certificate (as specified above) and of the other Pass Through Certificates, Series 1996-1B and (y) the aggregate original principal amounts of the Equipment Notes constituting the Trust Property.

     Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from funds then available to the Trustee, there will be distributed on each March 26, June 26, September 26 and December 26 (a "Regular Distribution Date"), commencing March 26, 1997, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

     Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

     The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Guarantor, the Company or the Trustee or any affiliate thereof. The Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Guarantor, the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar, duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 Fractional Undivided Interest and integral multiples of $1,000 in excess thereof except that one Certificate may be in a denomination of less than $100,000 that is not a multiple of $1,000. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

     THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                   AMERICAN TRANS AIR, INC.

                   By:  WILMINGTON TRUST COMPANY,
                         not in its individual capacity but solely as Trustee


                         By
                         Title:


Dated:

              [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                    This is one of the Certificates referred
                      to in the within-mentioned Agreement.

                            WILMINGTON TRUST COMPANY,
              not in its individual capacity but solely as Trustee



                                       By:
                                                   Authorized Officer

                             FORM OF TRANSFER NOTICE


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.



please print or typewrite name and address including zip code of assignee the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.


                     [THE FOLLOWING PROVISION TO BE INCLUDED
                               ON ALL CERTIFICATES
                      EXCEPT PERMANENT OFFSHORE GLOBAL AND
                         OFFSHORE PHYSICAL CERTIFICATES]

     In connection with any transfer of this Certificate occurring prior to the date that is the earlier of the date of an effective Registration Statement or December 27, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                                     [Check One]

     [ ] (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

     [ ] (b) this Certificate is being transferred other than in accordance with
(a) above and documents are being furnished that comply with the conditions of transfer set forth in this Certificate and the Agreement.

     If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.06 of the Agreement shall have been satisfied.


Date:                        [Name of Transferor]

                                   NOTE:  The  signature must  correspond
                                   with the  name as  written
                                   upon  the face of the within-mentioned
                                   instrument  in  every particular,   without
                                   alteration or any change whatsoever.

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
             NOTE:      To be executed by an executive officer.

                                                                      EXHIBIT B

                                 FORM OF CERTIFICATE FOR UNLEGENDED CERTIFICATES

                                                                          [Date]

Wilmington Trust Company,
 not in its individual capacity but solely as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention:  Corporate Trust Trustee Administration


                    Re:      American Trans Air 1996-1B Pass Through Trust, Pass
                                 Through Trust Certificates (the "Certificates")

Dear Sirs:

     This letter relates to U.S. $__________ Fractional Undivided Interest of Certificates represented by a Certificate (the "Legended Certificate") which bears a legend outlining restrictions upon transfer of such Legended Certificate. Pursuant to Section 3.06 of the Pass Through Trust Agreement relating to the Certificates dated as of December 16, 1996 (the "Trust Agreement"), between American Trans Air, Inc. ("ATA") and you, we hereby certify that we are (or we will hold such securities on behalf of) a person outside the United States to whom the Certificates could be transferred in accordance with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount of Certificates, all in the manner provided for in the Trust Agreement.

     You and ATA are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                     Very truly yours,

                                                     [Name of Certificateholder]


                                                      By:
                                                         Authorized Signature

                                                                       EXHIBIT C


                FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                     WITH TRANSFERS PURSUANT TO REGULATION S


                                                                          [date]



Wilmington Trust Company,
 not in its individual capacity but solely as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention:  Corporate Trust Trustee Administration


         Re: American Trans Air 1996-1B Pass Through Trust (the "Trust"), 7.64% American Trans Air Pass Through Certificates
                  Series 1996-1B (the "Certificates")

Sirs:

     In connection with our proposed sale of $_______ Fractional Undivided Interest of the Certificates, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

     (1) the offer of the Certificates was not made to a person in the United States;

     (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

     (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

     (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

     In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

     You and American Trans Air, Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                               Very truly yours,

                                               [Name of Transferor]


                                               By:_______________________
                                                         Authorized Signature

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE TO BE
                          DELIVERED IN CONNECTION WITH
                    TRANSFERS TO NON-QIB ACCREDITED INVESTORS

                                                                          [date]

Wilmington Trust Company,
 not in its individual capacity but solely as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
Attention:  Corporate Trust Trustee Administration


        Re: American Trans Air 1996-1B Pass-Through Trust (the "Trust"), 7.64% American Trans Air Pass Through Certificates Series 1996-1B (the "Certificates")


Dear Sirs:

     In connection with our proposed purchase of $_______________ aggregate principal amount of the Certificates, we confirm that:

     1. We understand that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Pass Through Trust Agreement dated as of December 16, 1996 relating to the Certificates (the "Pass Through Trust Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

     2. We are purchasing Certificates having an aggregate principal amount of not less than $100,000 and each account (if any) for which we are purchasing Certificates is purchasing Certificates having an aggregate principal amount of not less than $100,000.

     3. We understand that the Certificates have not been registered under the Securities Act, and that the Certificates may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Certificate, we will do so only (A) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein),
(B) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to you and American Trans Air, Inc., a signed letter substantially in the form of this letter, (C) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Certificates from us a notice advising such purchaser that resales of the Notes are restricted as stated herein. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

     4. We understand that, on any proposed resale of any Certificates, we will be required to furnish to you and American Trans Air, Inc. such certifications, legal opinions and other information as you and American Trans Air, Inc. may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Certificates purchased by us will bear a legend to the foregoing effect.

     5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     6. We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You and American Trans Air, Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                Very truly yours,

                                                [Name of Transferor]


                                                By:
                                                     Authorized Signature

                                  AMTRAN, INC.


                            AMERICAN TRANS AIR, INC.


                                       and


                            WILMINGTON TRUST COMPANY


                                   as Trustee




                          PASS THROUGH TRUST AGREEMENT



                          Dated as of December 16, 1996


                  American Trans Air 1996-1B Pass Through Trust
           7.64% American Trans Air 1996-1B Pass Through Certificates

                                                                            Page











                                TABLE OF CONTENTS


                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01. Definitions......................................................2
Section 1.02. Compliance Certificates and Opinions............................12
Section 1.03. Form of Documents Delivered to Trustee..........................13
Section 1.04. Acts of Certificateholders......................................13

                                            ARTICLE II

                                ORIGINAL ISSUANCE OF CERTIFICATES;
                                  ACQUISITION OF EQUIPMENT NOTES

Section 2.01. [Intentionally omitted].........................................15
Section 2.02. Issuance of Certificates; Acquisition of Equipment Notes........15
Section 2.03. Acceptance by Trustee...........................................17
Section 2.04. Limitation of Powers............................................17

                                            ARTICLE III

                                         THE CERTIFICATES

Section 3.01. Title, Form, Denomination and Execution of Certificates.........17
Section 3.02. Restrictive Legends.............................................19
Section 3.03. Authentication of Certificates..................................21
Section 3.04. Transfer and Exchange...........................................21
Section 3.05. Book-Entry Provisions for U.S. Global Certificate and Offshore
               Global Certificates............................................22
Section 3.06. Special Transfer Provisions.....................................23
Section 3.07. Mutilated, Destroyed, Lost or Stolen Certificates...............26
Section 3.08. Persons Deemed Owners...........................................27
Section 3.09. Cancellation....................................................27
Section 3.10. Limitation of Liability for Payments............................27
Section 3.11. Temporary Certificates..........................................27

                                        ARTICLE IV

                                   DISTRIBUTIONS; STATEMENTS TO
                                        CERTIFICATEHOLDERS

Section 4.01. Certificate Account and Special Payments Account................28
Section 4.02. Distributions from Certificate Account and Special Payments
              Account.........................................................28
Section 4.03. Statements to Certificateholders................................30
Section 4.04. Investment of Special Payment Moneys............................31

                                             ARTICLE V

                                            THE COMPANY

Section 5.01. Maintenance of Corporate Existence..............................31
Section 5.02. Consolidation, Merger, Etc......................................31

                                            ARTICLE VI

                                              DEFAULT

Section 6.01. Events of Default...............................................33
Section 6.02. Incidents of Sale of Equipment Notes............................35
Section 6.03. Judicial Proceedings Instituted by Trustee; Trustee May Bring
              Suit............................................................35
Section 6.04. Control by Certificateholders.................................. 35
Section 6.05. Waiver of Past Defaults........................................ 36
Section 6.06. Right of Certificateholders to Receive Payments Not to Be
              Impaired........................................................36
Section 6.07. Certificateholders May Not Bring Suit Except Under Certain
              Conditions......................................................37
Section 6.08. Remedies Cumulative.............................................37
Section 6.09. Undertaking for Costs...........................................38

                                            ARTICLE VII

                                            THE TRUSTEE

Section 7.01. Notice of Defaults..............................................38
Section 7.02. Certain Rights of Trustee.......................................38
Section 7.03. Not Responsible for Recitals or Issuance of Certificates........40
Section 7.04. May Hold Certificates...........................................40
Section 7.05. Money Held in Trust.............................................40
Section 7.06. Compensation and Reimbursement..................................40
Section 7.07. Corporate Trustee Required; Eligibility.........................42
Section 7.08. Resignation and Removal: Appointment of Successor...............42
Section 7.09. Acceptance of Appointment by Successor..........................44
Section 7.10. Merger, Conversion, Consolidation or Succession to Business.....44
Section 7.11. Maintenance of Agencies.........................................45
Section 7.12. Money for Certificate Payments to Be Held in Trust..............46
Section 7.13. Registration of Equipment Notes in Name of Subordination Agent
              Agent...........................................................46
Section 7.14. Representations and Warranties of Trustee.......................47
Section 7.15. Withholding Taxes; Information Reporting........................48
Section 7.16. Trustee's Liens.................................................48
Section 7.17. Preferential Collection of Claims...............................48

                                       ARTICLE VIII

                         CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

Section 8.01. The Company to Furnish Trustee with Names and Addresses of
              Certificateholders..............................................48
Section 8.02. Preservation of Information; Communications to Certificateholders
              ................................................................49
Section 8.03. Reports by Trustee..............................................49
Section 8.04. Reports by the Guarantor and Company............................49

                                            ARTICLE IX

                                      SUPPLEMENTAL AGREEMENTS

Section 9.01. Supplemental Agreements Without Consent of Certificateholders...50
Section 9.02. Supplemental Agreements with Consent of Certificateholders......51
Section 9.03. Documents Affecting Immunity or Indemnity.......................52
Section 9.04. Execution of Supplemental Agreements............................52
Section 9.05. Effect of Supplemental Agreements...............................52
Section 9.06. Conformity with Trust Indenture Act.............................53
Section 9.07. Reference in Certificates to Supplemental Agreements............53

                                             ARTICLE X

                            AMENDMENTS TO INDENTURES AND NOTE DOCUMENTS

Section 10.01.   Amendments and Supplements to Indentures and Other Note ......
               Documents......................................................53

                                            ARTICLE XI

                                       TERMINATION OF TRUSTS

Section 11.01.      Termination of the Trust..................................54

                                            ARTICLE XII

                                     MISCELLANEOUS PROVISIONS

Section 12.01. Limitation on Rights of Certificateholders.....................55
Section 12.02. Liabilities of Certificateholders..............................55
Section 12.03. Certificates Nonassessable and Fully Paid......................55
Section 12.04. [Intentionally omitted]........................................55
Section 12.05. Notices........................................................55
Section 12.06. Governing Law..................................................57
Section 12.07. Severability of Provisions.....................................57
Section 12.08. [Intentionally omitted]........................................57
Section 12.09. Effect of Headings and Table of Contents.......................57
Section 12.10. Successors and Assigns.........................................57
Section 12.11. Benefits of Agreement..........................................57
Section 12.12. Legal Holidays.................................................57
Section 12.13. Counterparts...................................................58
Section 12.14. Communication by Certificateholders with Other
               Certificateholders.............................................58

Schedule 1 - Trust Indenture and Security Agreements
Schedule 2 - Participation Agreements

Exhibit A  - Form of Certificate
Exhibit B  - Form of Certificate for Unlegended Certificates
Exhibit C  - Form of Certificate to be Delivered in connection with
             Transfer/Pursuant to Regulation S
Exhibit D  - Form of Certificate to be Delivered in Connection with
             Transfers to Non-QIB Accredited Investors



1   Not to be included on the face of the Permanent Offshore Global Certificate.
2   To be included on the face of each Global Certificate.